UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21574

Eaton Vance Floating-Rate Income Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2007

Item 1.  Reports to Stockholders

Annual Report May 31, 2007

EATON VANCE
FLOATING-
RATE INCOME
TRUST

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Performance for the Year ended May 31, 2007

•      Based on share price, Eaton Vance Floating-Rate Income Trust (the “Fund”), a closed-end fund traded on the New York Stock Exchange, had a total return of 18.34% for the year ended May 31, 2007. That return was the result of an increase in share price to $19.48 on May 31, 2007, from $17.95 on May 31, 2006, and the reinvestment of $1.617 in dividend distributions.(1)

•      Based on net asset value (NAV), the Fund had a total return of 9.45% for the year ended May 31, 2007. That return was the result of an increase in NAV to $18.98 on May 31, 2007, from $18.91 on May 31, 2006, and the reinvestment of $1.617 in dividend distributions.(1)

•      Based on its May 2007 monthly dividend payment of $0.131 and a closing share price of $19.48, the Fund had a market yield of 8.07%.(2)

•      For performance comparison, the S&P/LSTA Leveraged Loan Index – an unmanaged index of U.S. dollar-denominated leveraged loans – had a total return of 7.30% for the year ended May 31, 2007.(3)

Investment Environment

•      Short-term interest rates remained fairly stable during the year ended May 31, 2007, as the Federal Reserve held the Federal Funds rate – a short-term interest rate benchmark – at 5.25% throughout the period. Floating-rate loans adjust their interest rates to changes in the London Inter-bank Offered Rate (LIBOR), which closely tracks the Federal Funds rate.

•      In the year ended May 31, 2007, despite record new loan issuance, demand exceeded loan supply. The technical imbalance resulted in loans repricing at slightly lower credit spreads. In addition, certain large new issues came to market with fewer financial covenants. However, despite this, management notes that the chief determinants of the loan asset class’s long-term performance – seniority and security – remain in place.

The Fund’s Investments

•      The Fund’s investments included 469 borrowers at May 31, 2007, with an average loan size of 0.18% of total investments, and no industry constituting more than 8.0% of total investments. Health care, business equipment and services, chemicals and plastics, publishing and cable/satellite television were the Fund’s largest industry weightings.(4)

•      The Fund had an exposure of 4.2% of total investments in European loans at May 31, 2007. European issuance continued to grow and represented further opportunities for diversification. For example, while there may be concerns about a slowing U.S. economy, the Fund benefited from loans to companies operating in the relatively robust U.K. and German economies. All of the Fund’s non-dollar-denominated investments were hedged to help protect against foreign currency risk.

•      At May 31, 2007, the Fund had leverage in the amount of approximately 38% of the Fund’s total investments. The Fund currently employs leverage through the issuance of Auction Preferred Shares (“APS”).(5) Use of financial leverage creates an opportunity for increased income, but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of APS and borrowings rises and falls with changes in short-term interest rates. Such increases/decreases in cost of the Fund’s leverage may be offset by increased/decreased income from the Fund’s senior loan investments.

(1)	Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares. Absent an expense waiver by the investment adviser, returns would be lower.
(2)	The Fund’s market yield is calculated by dividing the most recent dividend per share by the share market price at the end of the period and annualizing the result.
(3)

It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index. Unlike the Fund, the Index’s return does not reflect the effect of leverage, such as the issuance of Auction Preferred Shares.

(4)	Holdings and industry weightings are subject to change due to active management.
(5)	In the event of a rise in long-term interest rates, the value of the Fund’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

FUND PERFORMANCE

Performance(1) As of 5/31/07

NYSE Symbol	EFT
Average Annual Total Return (by share price, NYSE)
One Year	18.34%
Life of Fund (6/29/04)	8.36

Average Annual Total Return (at net asset value)

One Year	9.45%
Life of Fund (6/29/04)	7.39

(1)

Performance results reflect the effect of leverage resulting from the Fund’s issuance of Auction Preferred Shares. Absent an expense waiver by the investment adviser, the returns would be lower. In the event of a rise in long-term interest rates, the value of the Fund’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Top Ten Holdings(2)

By total investments

Sungard Data Systems, Inc.	1.2%
Charter Communications Operating	1.1
NRG Energy, Inc.	0.8
Georgia Pacific Corp.	0.8
Community Health Systems, Inc.	0.8
Metro-Goldwyn-Mayer Holdings	0.8
UPC Broadband Holding B.V.	0.7
Univision Communications, Inc.	0.7
Idearc, Inc.	0.7
Nielsen Finance LLC	0.7

(2)

Reflects the Fund’s investments as of May 31, 2007. Holdings are shown as a percentage of the Fund’s total investments. Portfolio information may not be representative of current or future investments and are subject to change due to active management.

Top Five Industries(3)

By total investments

Health Care	7.8%
Business Equip. & Services	6.7
Chemicals & Plastics	6.3
Publishing	5.6
Cable & Satellite Television	5.5

(3)

Reflects the Fund’s investments as of May 31, 2007. Industries are shown as a percentage of the Fund’s total investments. Portfolio information may not be representative of current or future investments and are subject to change due to active management.

Credit Quality Ratings for Total Loan Investments(4)

By total loan investments

Baa	2.6%
Ba	55.9
B	29.1
Caa	2.9
Non-Rated(5)	9.5

(4)

Credit Quality ratings are those provided by Moody’s, a nationally recognized bond rating service. As a percentage of the Fund’s total loan investments as of May 31, 2007. Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

(5)

Certain loans in which the Portfolio invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS

	Senior, Floating Rate Interests — 142.2%(1)
	Principal Amount	Borrower/Tranche Description	Value
	Aerospace and Defense — 2.6%
	CACI International, Inc.
	$2,146,753	Term Loan, 6.83%, Maturing May 3, 2011	$2,148,767
	DRS Technologies, Inc.
	909,205	Term Loan, 6.86%, Maturing January 31, 2013	913,182
	Evergreen International Aviation
	1,561,862	Term Loan, 8.82%, Maturing October 31, 2011	1,571,624
	Forgins International Holdings
	951,950	Term Loan, 9.33%, Maturing February 11, 2015	974,262
	Hawker Beechcraft Acquisition
	187,234	Term Loan, 5.25%, Maturing March 26, 2014	188,354
	2,212,766	Term Loan, 7.32%, Maturing March 26, 2014	2,226,005
	Hexcel Corp.
	627,193	Term Loan, 7.11%, Maturing March 1, 2012	629,545
	IAP Worldwide Services, Inc.
	1,061,563	Term Loan, 9.69%, Maturing December 30, 2012	1,066,372
	K&F Industries, Inc.
	646,094	Term Loan, 7.32%, Maturing November 18, 2012	647,204
	Spirit AeroSystems, Inc.
	1,295,299	Term Loan, 7.11%, Maturing December 31, 2011	1,304,003
	Standard Aero Holdings, Inc.
	1,693,396	Term Loan, 7.58%, Maturing August 24, 2012	1,696,571
	TransDigm, Inc.
	1,800,000	Term Loan, 7.35%, Maturing June 23, 2013	1,812,600
	Vought Aircraft Industries, Inc.
	1,292,047	Term Loan, 7.83%, Maturing December 17, 2011	1,302,276
	Wesco Aircraft Hardware Corp.
	1,288,083	Term Loan, 7.60%, Maturing September 29, 2013	1,298,750
	Wyle Laboratories, Inc.
	275,691	Term Loan, 8.11%, Maturing January 28, 2011	277,586
			$18,057,101
	Air Transport — 0.5%
	Delta Air Lines, Inc.
	$1,350,000	Term Loan, 8.61%, Maturing April 30, 2014	$1,368,900
	Northwest Airlines, Inc.
	2,350,000	DIP Loan, 7.32%, Maturing August 21, 2008	2,359,278
			$3,728,178
	Automotive — 6.9%
	AA Acquisitions Co., Ltd.
GBP	1,000,000	Term Loan, 7.90%, Maturing June 25, 2012	$2,009,380

	Principal Amount	Borrower/Tranche Description	Value
	Automotive (continued)
	Accuride Corp.
	$1,858,212	Term Loan, 7.38%, Maturing January 31, 2012	$1,873,892
	Adesa, Inc.
	3,600,000	Term Loan, 7.57%, Maturing October 18, 2013	3,627,904
	Affina Group, Inc.
	1,210,323	Term Loan, 8.36%, Maturing November 30, 2011	1,220,157
	AxleTech International Holding, Inc.
	1,950,000	Term Loan, 11.85%, Maturing April 21, 2013	1,969,500
	CSA Acquisition Corp.
	940,416	Term Loan, 7.88%, Maturing December 23, 2011	947,175
	493,750	Term Loan, 7.88%, Maturing December 23, 2011	498,070
	Dana Corp.
	2,575,000	Term Loan, 7.88%, Maturing March 30, 2008	2,586,065
	Dayco Products, LLC
	2,233,125	Term Loan, 7.85%, Maturing June 21, 2011	2,252,669
	Federal-Mogul Corp.
	4,717,351	Revolving Loan, 0.00%, Maturing July 1, 2007(2)	4,718,828
	2,989,770	Revolving Loan, 6.83%, Maturing July 1, 2007(2)	2,979,805
	Ford Motor Co.
	1,970,063	Term Loan, 8.36%, Maturing December 15, 2013	1,988,102
	General Motors Corp.
	2,620,938	Term Loan, 7.73%, Maturing November 29, 2013	2,646,984
	Goodyear Tire & Rubber Co.
	2,500,000	Revolving Loan, 0.00%, Maturing April 30, 2010(2)	2,496,875
	2,675,000	Term Loan, 7.10%, Maturing April 30, 2010	2,686,347
	1,000,000	Term Loan, 8.82%, Maturing March 1, 2011	1,004,750
	HLI Operating Co., Inc.
EUR	32,727	Term Loan, Maturing May 30, 2014(7)	44,039
EUR	567,273	Term Loan, Maturing May 30, 2014(7)	763,351
	Jason, Inc.
	500,000	Term Loan, 7.82%, Maturing April 30, 2010	502,500
	Keystone Automotive Operations, Inc.
	997,500	Term Loan, 8.84%, Maturing January 12, 2012	970,069
	Osprey Acquisitions, Ltd.
GBP	1,000,000	Term Loan, 8.21%, Maturing September 30, 2011	2,001,590
	R.J. Tower Corp.
	1,925,000	DIP Revolving Loan, 9.94%, Maturing August 2, 2007	1,923,452
	The Hertz Corp.
	444,444	Term Loan, 5.35%, Maturing December 21, 2012	448,195
	2,482,667	Term Loan, 7.08%, Maturing December 21, 2012	2,503,615
	TriMas Corp.
	262,500	Term Loan, 8.07%, Maturing August 2, 2011	266,109
	1,131,813	Term Loan, 8.12%, Maturing August 2, 2013	1,147,375
	United Components, Inc.
	1,397,690	Term Loan, 7.61%, Maturing June 30, 2010	1,406,425

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Automotive (continued)
Vanguard Car Rental USA
$1,269,000	Term Loan, 8.35%, Maturing June 14, 2013	$1,280,897
		$48,764,120
Beverage and Tobacco — 0.9%
Constellation Brands, Inc.
$2,250,000	Term Loan, 6.88%, Maturing June 5, 2013	$2,261,250
Reynolds American, Inc.
3,250,438	Term Loan, 7.13%, Maturing May 31, 2012	3,279,168
Southern Wine & Spirits of America, Inc.
823,223	Term Loan, 6.85%, Maturing May 31, 2012	826,824
		$6,367,242
Brokers / Dealers / Investment Houses — 0.3%
AmeriTrade Holding Corp.
$2,260,057	Term Loan, 6.82%, Maturing December 31, 2012	$2,271,005
		$2,271,005
Building and Development — 6.9%
AIMCO Properties, L.P.
$1,950,000	Term Loan, 6.86%, Maturing March 23, 2011	$1,954,875
Beacon Sales Acquisition, Inc.
771,125	Term Loan, 7.35%, Maturing September 30, 2013	773,053
BioMed Realty, L.P.
3,385,000	Term Loan, 7.57%, Maturing May 31, 2010	3,397,694
Brickman Group Holdings, Inc.
1,800,000	Term Loan, 7.40%, Maturing January 23, 2014	1,806,750
Building Materials Corp. of America
1,571,063	Term Loan, 8.19%, Maturing February 22, 2014	1,559,672
Capital Automotive REIT
1,372,138	Term Loan, 7.07%, Maturing December 16, 2010	1,385,548
Epco / Fantome, LLC
1,632,000	Term Loan, 7.98%, Maturing November 23, 2010	1,636,080
Formica Corp.
1,138,500	Term Loan, 8.34%, Maturing March 15, 2013	1,139,568
FT-FIN Acquisition, LLC
1,358,273	Term Loan, 6.83%, Maturing November 17, 2007(2)	1,361,669
Hovstone Holdings, LLC
1,532,679	Term Loan, 6.83%, Maturing February 28, 2009	1,509,689
Lanoga Corp.
1,389,526	Term Loan, 7.10%, Maturing June 29, 2013	1,382,145
LNR Property Corp.
3,125,000	Term Loan, 8.11%, Maturing July 3, 2011	3,146,206

Principal Amount	Borrower/Tranche Description	Value
Building and Development (continued)
NCI Building Systems, Inc.
$400,742	Term Loan, 6.82%, Maturing June 18, 2010	$402,120
Nortek, Inc.
4,959,750	Term Loan, 7.61%, Maturing August 27, 2011	4,978,349
November 2005 Land Investors
396,647	Term Loan, 8.10%, Maturing May 9, 2011	398,630
Panolam Industries Holdings, Inc.
606,925	Term Loan, 8.10%, Maturing September 30, 2012	608,822
PLY GEM Industries, Inc.
2,048,457	Term Loan, 8.10%, Maturing August 15, 2011	2,048,883
76,543	Term Loan, 8.10%, Maturing August 15, 2011	76,559
Realogy Corp.
768,939	Term Loan, 8.32%, Maturing September 1, 2014	770,381
2,856,061	Term Loan, 8.35%, Maturing September 1, 2014	2,861,416
South Edge, LLC
843,750	Term Loan, 7.38%, Maturing October 31, 2009	840,850
Stile Acquisition Corp.
1,299,640	Term Loan, 7.35%, Maturing April 6, 2013	1,284,802
Stile U.S. Acquisition Corp.
1,301,854	Term Loan, 7.35%, Maturing April 6, 2013	1,286,991
TE/Tousa Senior, LLC
1,700,000	Term Loan, 8.25%, Maturing August 1, 2008(8)	1,664,584
Tousa/Kolter, LLC
1,536,667	Term Loan, 7.60%, Maturing January 7, 2008	1,538,587
TRU 2005 RE Holding Co.
4,575,000	Term Loan, 8.32%, Maturing December 9, 2008	4,612,886
United Subcontractors, Inc.
925,000	Term Loan, 12.62%, Maturing June 27, 2013	910,739
Wintergames Acquisition ULC
3,294,351	Term Loan, 7.42%, Maturing October 26, 2007	3,302,587
		$48,640,135
Business Equipment and Services — 9.9%
ACCO Brands Corp.
$1,366,700	Term Loan, 7.11%, Maturing August 17, 2012	$1,377,591
Activant Solutions, Inc.
791,263	Term Loan, 7.38%, Maturing May 1, 2013	791,016
Acxiom Corp.
1,504,250	Term Loan, 7.08%, Maturing May 2, 2013	1,513,182
Affiliated Computer Services
913,438	Term Loan, 7.32%, Maturing March 20, 2013	918,513
2,382,000	Term Loan, 7.32%, Maturing March 20, 2013	2,395,234
Affinion Group, Inc.
2,819,430	Term Loan, 7.86%, Maturing October 17, 2012	2,846,567

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Business Equipment and Services (continued)
	Allied Security Holdings, LLC
	$1,423,636	Term Loan, 8.35%, Maturing June 30, 2010	$1,439,652
	Buhrmann US, Inc.
	1,438,046	Term Loan, 7.10%, Maturing December 31, 2010	1,445,686
	DynCorp International, LLC
	1,342,600	Term Loan, 7.63%, Maturing February 11, 2011	1,354,908
	Education Management, LLC
	2,958,297	Term Loan, 7.13%, Maturing June 1, 2013	2,971,473
	Info USA, Inc.
	666,579	Term Loan, 7.35%, Maturing February 14, 2012	669,079
	Language Line, Inc.
	4,011,465	Term Loan, 8.60%, Maturing June 11, 2011	4,053,253
	Mitchell International, Inc.
	1,000,000	Term Loan, 10.63%, Maturing March 28, 2015	1,014,167
	N.E.W. Holdings I, LLC
	1,125,000	Term Loan, 7.85%, Maturing May 22, 2014	1,129,219
	Nielsen Finance, LLC
	7,661,500	Term Loan, 7.61%, Maturing August 9, 2013	7,735,127
	Protection One, Inc.
	2,251,947	Term Loan, 7.59%, Maturing March 31, 2012	2,261,799
	Quantum Corp.
	377,778	Term Loan, 9.34%, Maturing August 22, 2012	378,250
	250,000	Term Loan, 13.60%, Maturing August 22, 2013	249,062
	Quintiles Transnational Corp.
	1,875,000	Term Loan, 9.35%, Maturing March 31, 2014	1,903,907
	Sabre, Inc.
	3,525,000	Term Loan, 7.61%, Maturing September 30, 2014	3,532,713
	Serena Software, Inc.
	1,082,188	Term Loan, 7.59%, Maturing March 10, 2013	1,090,304
	Sitel (Client Logic)
	2,092,940	Term Loan, 7.85%, Maturing January 29, 2014	2,108,637
	Solera Nederland Holdings
EUR	900,000	Term Loan, 5.89%, Maturing May 15, 2014	1,217,897
	SS&C Technologies, Inc.
	910,138	Term Loan, 7.32%, Maturing November 23, 2012	915,637
	24,232	Term Loan, 7.84%, Maturing November 23, 2012	24,379
	SunGard Data Systems, Inc.
	14,345,048	Term Loan, 7.36%, Maturing February 11, 2013	14,479,532
	TDS Investor Corp.
EUR	1,994,987	Term Loan, 6.66%, Maturing August 23, 2013	2,700,614
	2,840,501	Term Loan, 7.85%, Maturing August 23, 2013	2,863,742
	301,124	Term Loan, 7.85%, Maturing August 23, 2013	303,588
	Transaction Network Services, Inc.
	750,000	Term Loan, 7.36%, Maturing May 4, 2012	753,750

Principal Amount		Borrower/Tranche Description	Value
Business Equipment and Services (continued)
WAM Acquisition, S.A.
EUR	450,000	Term Loan, 6.25%, Maturing May 4, 2014	$613,491
EUR	450,000	Term Loan, 6.50%, Maturing May 4, 2015	615,382
Williams Scotsman, Inc.
	$850,000	Term Loan, 6.82%, Maturing June 27, 2010	849,735
Worldspan, L.P.
	1,546,125	Term Loan, 8.60%, Maturing December 7, 2013	1,554,822
			$70,071,908
Cable and Satellite Television — 8.5%
Atlantic Broadband Finance, LLC
	$3,970,008	Term Loan, 7.60%, Maturing February 10, 2011	$4,021,495
Bragg Communications, Inc.
	2,154,088	Term Loan, 7.11%, Maturing August 31, 2011	2,160,819
Bresnan Broadband Holdings, LLC
	550,000	Term Loan, 7.38%, Maturing March 29, 2014	552,793
	1,325,000	Term Loan, 9.86%, Maturing March 29, 2014	1,349,181
Charter Communications Operating, Inc.
	12,297,231	Term Loan, 7.32%, Maturing April 28, 2013	12,315,160
CSC Holdings, Inc.
	3,291,750	Term Loan, 7.07%, Maturing March 29, 2013	3,301,556
DirecTV Holdings, LLC
	3,157,149	Term Loan, 6.82%, Maturing April 13, 2013	3,171,858
Insight Midwest Holdings, LLC
	5,925,000	Term Loan, 7.35%, Maturing April 6, 2014	5,970,362
Kabel BW GMBH and Co.
EUR	500,000	Term Loan, 6.45%, Maturing June 9, 2013	679,746
EUR	500,000	Term Loan, 6.95%, Maturing June 9, 2014	682,611
MCC Iowa, LLC
	1,762,500	Term Loan, 6.85%, Maturing March 31, 2010	1,757,175
Mediacom Broadband Group
	2,940,356	Term Loan, 7.10%, Maturing January 31, 2015	2,945,181
Mediacom Illinois, LLC
	4,087,880	Term Loan, 7.10%, Maturing January 31, 2015	4,100,017
NTL Cable, PLC
	64,961	Term Loan, 7.61%, Maturing January 28, 2011	64,961
NTL Investment Holdings, Ltd.
	2,782,878	Term Loan, 7.36%, Maturing March 30, 2012	2,802,135
GBP	875,000	Term Loan, 7.85%, Maturing March 30, 2012	1,738,050
Orion Cable GmbH
EUR	925,000	Term Loan, 6.97%, Maturing October 31, 2014	1,257,602
EUR	925,000	Term Loan, 7.22%, Maturing October 31, 2015	1,262,552
Persona Communications Corp.
	1,025,000	Term Loan, 8.10%, Maturing October 12, 2013	1,033,969

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Cable and Satellite Television (continued)
	$900,000	Term Loan, 11.35%, Maturing April 12, 2014	$917,437
	UPC Broadband Holding B.V.
EUR	4,500,000	Term Loan, 5.94%, Maturing June 30, 2009	6,093,689
	2,175,000	Term Loan, 7.08%, Maturing October 16, 2011	2,179,759
			$60,358,108
	Chemicals and Plastics — 10.1%
	AZ Chem US, Inc.
	$500,000	Term Loan, 10.86%, Maturing February 28, 2014	$507,187
	Brenntag Holding GmbH and Co. KG
	2,200,000	Term Loan, 7.89%, Maturing December 23, 2013	2,226,156
	1,100,000	Term Loan, 11.89%, Maturing December 23, 2015	1,124,750
	Celanese Holdings, LLC
	4,700,000	Term Loan, 7.10%, Maturing April 2, 2014	4,732,068
	Cognis GMBH
EUR	1,025,000	Term Loan, Maturing September 15, 2013(7)	1,397,014
	First Chemical Holding
EUR	1,000,000	Term Loan, Maturing December 18, 2015(7)	1,363,071
	Georgia Gulf Corp.
	1,043,473	Term Loan, 7.82%, Maturing October 3, 2013	1,053,535
	Hercules, Inc.
	2,661,654	Term Loan, 6.82%, Maturing October 8, 2010	2,667,976
	Hexion Specialty Chemicals, Inc.
	5,984,800	Term Loan, 7.88%, Maturing May 5, 2013	6,039,974
	Huish Detergents, Inc.
	1,050,000	Term Loan, 7.32%, Maturing April 26, 2014	1,052,954
	INEOS Group
	1,782,000	Term Loan, 7.58%, Maturing December 14, 2013	1,800,376
	1,782,000	Term Loan, 8.08%, Maturing December 14, 2014	1,800,376
	Innophos, Inc.
	2,031,682	Term Loan, 7.57%, Maturing August 10, 2010	2,042,263
	Invista B.V.
	5,512,500	Term Loan, 6.85%, Maturing April 30, 2010	5,509,055
	ISP Chemo, Inc.
	2,425,500	Term Loan, 7.13%, Maturing February 16, 2013	2,435,462
	Kranton Polymers, LLC
	2,822,318	Term Loan, 7.38%, Maturing May 12, 2013	2,848,190
	Lucite International Group Holdings
	233,588	Term Loan, 4.88%, Maturing July 7, 2013(2)	235,267
	661,414	Term Loan, 8.07%, Maturing July 7, 2013	666,168
	Lyondell Chemical Co.
	4,267,750	Term Loan, 6.86%, Maturing August 16, 2013	4,280,020
	Macdermid, Inc.
EUR	1,000,000	Term Loan, 6.12%, Maturing April 12, 2014	1,349,855

Principal Amount	Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Millenium Inorganic Chemicals
$400,000	Term Loan, Maturing April 30, 2014(7)	$403,425
1,075,000	Term Loan, Maturing October 31, 2014(7)	1,089,781
Momentive Performance Material
1,845,375	Term Loan, 7.63%, Maturing December 4, 2013	1,859,987
Mosaic Co.
1,198,105	Term Loan, 7.13%, Maturing December 21, 2012	1,206,467
Nalco Co.
5,264,707	Term Loan, 7.10%, Maturing November 4, 2010	5,304,192
PQ Corp.
573,300	Term Loan, 7.35%, Maturing February 10, 2012	575,211
Professional Paint, Inc.
818,813	Term Loan, 7.63%, Maturing May 31, 2012	818,812
350,000	Term Loan, 11.13%, Maturing May 31, 2013	346,500
Propex Fabrics, Inc.
915,262	Term Loan, 8.36%, Maturing July 31, 2012	916,406
Rockwood Specialties Group, Inc.
6,345,500	Term Loan, 7.36%, Maturing December 10, 2012	6,405,389
Solo Cup Co.
4,353,503	Term Loan, 8.85%, Maturing February 27, 2011	4,431,391
Solutia, Inc.
2,050,000	DIP Loan, 8.36%, Maturing March 31, 2008	2,071,142
Wellman, Inc.
750,000	Term Loan, 9.37%, Maturing February 10, 2009	759,375
		$71,319,795
Clothing / Textiles — 0.2%
St. John Knits International, Inc.
$649,882	Term Loan, 8.35%, Maturing March 23, 2012	$654,756
The William Carter Co.
1,076,061	Term Loan, 6.85%, Maturing July 14, 2012	1,077,911
		$1,732,667
Conglomerates — 2.6%
Amsted Industries, Inc.
$1,916,659	Term Loan, 7.35%, Maturing October 15, 2010	$1,923,846
Blount, Inc.
342,155	Term Loan, 7.08%, Maturing August 9, 2010	342,583
GenTek, Inc.
613,647	Term Loan, 7.36%, Maturing February 25, 2011	616,141
Goodman Global Holdings, Inc.
987,293	Term Loan, 7.13%, Maturing December 23, 2011	990,584

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Conglomerates (continued)
Jarden Corp.
$3,379,539	Term Loan, 7.10%, Maturing January 24, 2012	$3,392,411
Johnson Diversey, Inc.
1,878,115	Term Loan, 7.86%, Maturing December 16, 2011	1,901,982
Polymer Group, Inc.
2,839,063	Term Loan, 7.59%, Maturing November 22, 2012	2,847,935
RBS Global, Inc.
345,625	Term Loan, 7.58%, Maturing July 19, 2013	348,703
Rexnord Corp.
1,475,000	Term Loan, 7.86%, Maturing July 19, 2013	1,488,136
RGIS Holdings, LLC
78,571	Term Loan, 0.00%, Maturing April 30, 2014(2)	79,144
1,571,429	Term Loan, 7.86%, Maturing April 30, 2014	1,582,887
US Investigations Services, Inc.
1,281,734	Term Loan, 8.10%, Maturing October 14, 2012	1,286,141
1,590,912	Term Loan, 8.10%, Maturing October 14, 2013	1,596,381
		$18,396,874
Containers and Glass Products — 4.8%
Berry Plastics Corp.
$2,100,000	Term Loan, 7.35%, Maturing April 3, 2015	$2,110,355
Bluegrass Container Co.
1,836,125	Term Loan, 7.59%, Maturing June 30, 2013	1,857,356
1,325,000	Term Loan, 10.32%, Maturing December 30, 2013	1,352,825
Consolidated Container Co.
1,000,000	Term Loan, 10.86%, Maturing September 28, 2014	995,208
Crown Americas, Inc.
693,000	Term Loan, 7.11%, Maturing November 15, 2012	695,339
Graham Packaging Holdings Co.
4,725,000	Term Loan, 7.63%, Maturing October 7, 2011	4,770,776
Graphic Packaging International
6,400,000	Term Loan, 7.33%, Maturing May 16, 2014	6,462,669
IPG (US), Inc.
2,960,100	Term Loan, 8.05%, Maturing July 28, 2011	2,967,501
JSG Acquisitions
2,055,000	Term Loan, 7.73%, Maturing December 31, 2013	2,076,834
2,055,000	Term Loan, 8.10%, Maturing December 13, 2014	2,087,109
Kranson Industries, Inc.
945,250	Term Loan, 7.60%, Maturing July 31, 2013	949,976
Owens-Brockway Glass Container
1,759,500	Term Loan, 6.82%, Maturing June 14, 2013	1,765,549
Smurfit-Stone Container Corp.
717,807	Term Loan, 5.22%, Maturing November 1, 2011	724,291
5,398,652	Term Loan, 7.38%, Maturing November 1, 2011	5,447,423
		$34,263,211

	Principal Amount	Borrower/Tranche Description	Value
	Cosmetics / Toiletries — 0.6%
	American Safety Razor Co.
	$1,050,000	Term Loan, 11.63%, Maturing January 1, 2014	$1,071,000
	Kik Custom Products, Inc.
	1,075,000	Term Loan, Maturing November 30, 2014(7)	1,087,094
	Prestige Brands, Inc.
	2,324,028	Term Loan, 7.63%, Maturing April 7, 2011	2,338,553
			$4,496,647
	Drugs — 1.3%
	Graceway Pharmaceuticals, LLC
	$1,025,000	Term Loan, 8.07%, Maturing May 3, 2012	$1,026,025
	1,000,000	Term Loan, 11.82%, Maturing May 3, 2013	987,500
	Pharmaceutical Holdings Corp.
	750,000	Term Loan, 8.57%, Maturing January 30, 2012	751,875
	Stiefel Laboratories, Inc.
	1,745,625	Term Loan, 7.61%, Maturing December 28, 2013	1,758,717
	750,000	Term Loan, 10.36%, Maturing February 28, 2013	767,812
	Warner Chilcott Corp.
	3,909,278	Term Loan, 7.35%, Maturing January 18, 2012	3,937,144
			$9,229,073
	Ecological Services and Equipment — 1.9%
	Allied Waste Industries, Inc.
	$1,487,310	Term Loan, 5.33%, Maturing January 15, 2012	$1,497,432
	3,146,429	Term Loan, 7.09%, Maturing January 15, 2012	3,165,673
	Blue Waste B.V. (AVR Acquisition)
EUR	1,000,000	Term Loan, 6.17%, Maturing April 1, 2015	1,369,947
	Duratek, Inc.
	656,532	Term Loan, 7.63%, Maturing June 7, 2013	663,098
	EnergySolutions, LLC
	69,182	Term Loan, 7.57%, Maturing June 7, 2013	69,874
	1,369,591	Term Loan, 7.63%, Maturing June 7, 2013	1,383,287
	IESI Corp.
	1,400,000	Term Loan, 7.11%, Maturing January 20, 2012	1,403,938
	Kemble Water Structure Ltd.
GBP	1,500,000	Term Loan, 9.43%, Maturing October 13, 2013	$2,998,566
	Sensus Metering Systems, Inc.
	870,342	Term Loan, 7.36%, Maturing December 17, 2010	874,693
			$13,426,508
	Electronics / Electrical — 5.1%
	Advanced Micro Devices, Inc.
	$2,054,363	Term Loan, 7.34%, Maturing December 31, 2013	$2,063,117

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Electronics / Electrical (continued)
AMI Semiconductor, Inc.
$2,005,458	Term Loan, 6.82%, Maturing April 1, 2012	$2,002,325
Aspect Software, Inc.
2,238,750	Term Loan, 8.31%, Maturing July 11, 2011	2,257,990
2,000,000	Term Loan, 12.44%, Maturing July 11, 2013	2,021,666
Communications & Power, Inc.
739,812	Term Loan, 7.57%, Maturing July 23, 2010	743,049
EnerSys Capital, Inc.
1,945,125	Term Loan, 7.11%, Maturing March 17, 2011	1,957,282
FCI International S.A.S.
242,011	Term Loan, 7.74%, Maturing November 1, 2013	245,446
232,989	Term Loan, 7.87%, Maturing November 1, 2013	236,297
475,000	Term Loan, 8.62%, Maturing November 1, 2013	479,750
Freescale Semiconductor, Inc.
4,763,063	Term Loan, 7.11%, Maturing December 1, 2013	4,773,113
Infor Enterprise Solutions Holdings
4,452,625	Term Loan, 9.10%, Maturing July 28, 2012	4,487,117
500,000	Term Loan, 11.60%, Maturing March 2, 2014	510,313
Network Solutions, LLC
875,000	Term Loan, 7.82%, Maturing March 7, 2014	878,463
Open Solutions, Inc.
2,225,000	Term Loan, 7.49%, Maturing January 23, 2014	2,244,469
Sensata Technologies Finance Co.
1,865,925	Term Loan, 7.10%, Maturing April 27, 2013	1,867,780
Spectrum Brands, Inc.
64,767	Term Loan, 5.17%, Maturing March 30, 2013	65,657
1,310,233	Term Loan, 9.34%, Maturing March 30, 2013	1,328,249
Telcordia Technologies, Inc.
2,894,693	Term Loan, 8.11%, Maturing September 15, 2012	2,872,983
TTM Technologies, Inc.
468,750	Term Loan, 7.59%, Maturing October 27, 2012	471,094
VeriFone, Inc.
1,695,750	Term Loan, 7.11%, Maturing October 31, 2013	1,704,229
Vertafore, Inc.
1,750,000	Term Loan, 7.86%, Maturing January 31, 2012	1,763,125
950,000	Term Loan, 11.36%, Maturing January 31, 2013	959,797
		$35,933,311
Equipment Leasing — 0.8%
AWAS Capital, Inc.
$2,486,529	Term Loan, 11.38%, Maturing March 22, 2013	$2,520,718
Maxim Crane Works, L.P.
1,159,557	Term Loan, 7.33%, Maturing January 28, 2010	1,161,731
United Rentals, Inc.
334,029	Term Loan, 5.32%, Maturing February 14, 2011	336,177

	Principal Amount	Borrower/Tranche Description	Value
	Equipment Leasing (continued)
	$1,394,620	Term Loan, 7.32%, Maturing February 14, 2011	$1,403,586
			$5,422,212
	Farming / Agriculture — 0.3%
	Central Garden & Pet Co.
	$2,301,750	Term Loan, 6.82%, Maturing February 28, 2014	$2,305,707
			$2,305,707
	Financial Intermediaries — 1.9%
	Citgo III, Ltd.
	$250,000	Term Loan, 8.11%, Maturing August 3, 2013	$251,953
	250,000	Term Loan, 8.61%, Maturing August 3, 2014	252,812
	Coinstar, Inc.
	4,531,296	Term Loan, 7.35%, Maturing July 7, 2011	4,556,784
	Grosvenor Capital Management
	1,596,000	Term Loan, 7.60%, Maturing December 5, 2013	1,613,955
	Investools, Inc.
	500,000	Term Loan, 8.60%, Maturing August 13, 2012	501,250
	iPayment, Inc.
	1,039,500	Term Loan, 7.34%, Maturing May 10, 2013	1,035,602
	LPL Holdings, Inc.
	3,984,825	Term Loan, 7.85%, Maturing June 30, 2013	3,994,788
	The Macerich Partnership, L.P.
	1,350,000	Term Loan, 6.88%, Maturing April 25, 2010	1,352,531
			$13,559,675
	Food Products — 3.2%
	Acosta, Inc.
	$3,326,741	Term Loan, 7.57%, Maturing July 28, 2013	$3,355,850
	Advantage Sales & Marketing, Inc.
	934,602	Term Loan, 7.36%, Maturing March 29, 2013	937,133
	Black Lion Beverages III B.V.
EUR	147,059	Term Loan, 6.31%, Maturing December 31, 2013	201,114
EUR	852,941	Term Loan, 6.31%, Maturing December 31, 2014	1,166,461
	Chiquita Brands, LLC
	751,613	Term Loan, 8.38%, Maturing June 28, 2012	761,556
	Dean Foods Co.
	3,850,000	Term Loan, 6.88%, Maturing April 2, 2014	3,863,956
	Dole Food Company, Inc.
	181,395	Term Loan, 5.23%, Maturing April 12, 2013	181,660
	1,346,860	Term Loan, 7.46%, Maturing April 12, 2013	1,348,824
	404,058	Term Loan, 7.54%, Maturing April 12, 2013	404,647
	Michael Foods, Inc.
	530,333	Term Loan, 7.36%, Maturing November 21, 2010	534,642

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Food Products (continued)
	National Dairy Holdings, L.P.
	$765,600	Term Loan, 7.32%, Maturing March 15, 2012	$769,428
	Nutro Products, Inc.
	532,798	Term Loan, 7.35%, Maturing April 26, 2013	533,131
	Pinnacle Foods Finance, LLC
	4,175,000	Term Loan, 8.10%, Maturing April 2, 2014	4,211,009
	QCE Finance, LLC
	1,244,366	Term Loan, 7.60%, Maturing May 5, 2013	1,252,454
	1,050,000	Term Loan, 11.10%, Maturing November 5, 2013	1,071,218
	Reddy Ice Group, Inc.
	2,190,000	Term Loan, 7.11%, Maturing August 9, 2012	2,196,844
			$22,789,927
	Food Service — 2.0%
	AFC Enterprises, Inc.
	$592,553	Term Loan, 7.13%, Maturing May 23, 2009	$596,997
	Aramark Corp.
GBP	1,246,875	Term Loan, 7.71%, Maturing January 27, 2014	2,478,776
	Buffets, Inc.
	207,083	Term Loan, 5.26%, Maturing May 1, 2013	208,982
	1,563,997	Term Loan, 8.11%, Maturing November 1, 2013	1,578,334
	Burger King Corp.
	1,383,067	Term Loan, 6.88%, Maturing June 30, 2012	1,388,541
	CBRL Group, Inc.
	1,971,553	Term Loan, 6.86%, Maturing April 27, 2013	1,977,304
	Denny's, Inc.
	146,667	Term Loan, 7.32%, Maturing March 31, 2012	148,088
	847,494	Term Loan, 7.35%, Maturing March 31, 2012	855,705
	Krispy Kreme Doughnut Corp.
	456,527	Term Loan, 8.36%, Maturing February 16, 2014	461,307
	NPC International, Inc.
	437,500	Term Loan, 7.09%, Maturing May 3, 2013	438,457
	OSI Restaurant Partners, LLC
	65,789	Term Loan, Maturing May 9, 2013(7)	66,308
	809,211	Term Loan, Maturing May 9, 2014(7)	815,583
	RMK Acquisition Corp. (Aramark)
	178,896	Term Loan, 5.20%, Maturing January 26, 2014	180,319
	2,499,228	Term Loan, 7.48%, Maturing January 26, 2014	2,519,110
	Sagittarius Restaurants, LLC
	420,750	Term Loan, 7.62%, Maturing March 29, 2013	422,722
			$14,136,533

	Principal Amount	Borrower/Tranche Description	Value
	Food / Drug Retailers — 2.8%
	Cumberland Farms, Inc.
	$1,741,250	Term Loan, 7.35%, Maturing September 29, 2013	$1,755,398
	General Nutrition Centers, Inc.
	1,150,000	Term Loan, 7.60%, Maturing September 16, 2013	1,150,287
	Iceland Foods Group Ltd.
GBP	1,625,000	Term Loan, 8.02%, Maturing May 2, 2014	3,254,593
GBP	1,625,000	Term Loan, 8.52%, Maturing May 2, 2015	3,270,665
	Roundy's Supermarkets, Inc.
	3,777,283	Term Loan, 8.09%, Maturing November 3, 2011	3,811,279
	Supervalu, Inc.
	1,658,250	Term Loan, 6.84%, Maturing June 1, 2012	1,668,097
	The Jean Coutu Group (PJC), Inc.
	5,075,210	Term Loan, 9.75%, Maturing July 30, 2011	5,085,700
			$19,996,019
	Forest Products — 3.1%
	Appleton Papers, Inc.
	$2,974,182	Term Loan, 7.59%, Maturing June 11, 2010	$2,989,053
	Boise Cascade Holdings, LLC
	850,843	Term Loan, 0.00%, Maturing April 30, 2014(2)	853,608
	3,799,157	Term Loan, 6.84%, Maturing April 30, 2014	3,811,504
	Buckeye Technologies, Inc.
	1,187,453	Term Loan, 7.34%, Maturing March 15, 2008	1,189,184
	Georgia-Pacific Corp.
	9,726,875	Term Loan, 7.09%, Maturing December 20, 2012	9,791,598
	NewPage Corp.
	2,016,338	Term Loan, 7.63%, Maturing May 2, 2011	2,036,501
	Xerium Technologies, Inc.
	1,346,467	Term Loan, 8.10%, Maturing May 18, 2012	1,347,308
			$22,018,756
	Healthcare — 11.8%
	Accellent, Inc.
	$2,372,725	Term Loan, 7.86%, Maturing November 22, 2012	$2,373,714
	Alliance Imaging, Inc.
	476,259	Term Loan, 7.88%, Maturing December 29, 2011	478,878
	American Medical Systems
	1,753,260	Term Loan, 7.68%, Maturing July 20, 2012	1,755,452
	AMN Healthcare, Inc.
	432,816	Term Loan, 7.10%, Maturing November 2, 2011	434,168
	AMR HoldCo, Inc.
	1,303,045	Term Loan, 7.36%, Maturing February 10, 2012	1,308,339

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Healthcare (continued)
	Capio AB
EUR	500,000	Term Loan, 6.30%, Maturing April 24, 2015	$683,618
EUR	227,051	Term Loan, 6.43%, Maturing April 16, 2016	311,960
EUR	272,949	Term Loan, 6.43%, Maturing April 24, 2016	375,022
	Cardinal Health 409, Inc.
	1,700,000	Term Loan, 7.60%, Maturing April 10, 2014	1,706,640
	Carestream Health, Inc.
	2,750,000	Term Loan, 7.34%, Maturing April 30, 2013	2,761,690
	500,000	Term Loan, 10.59%, Maturing October 30, 2013	506,250
	Carl Zeiss Vision Holding GMBH
	1,300,000	Term Loan, 7.84%, Maturing March 23, 2015	1,321,667
	Community Health Systems, Inc.
	6,528,649	Term Loan, 7.11%, Maturing August 19, 2011	6,551,604
	2,388,000	Term Loan, 7.10%, Maturing February 29, 2012	2,396,396
	Concentra Operating Corp.
	1,042,795	Term Loan, 7.33%, Maturing September 30, 2011	1,047,195
	CONMED Corp.
	800,000	Term Loan, 7.08%, Maturing April 13, 2013	800,500
	CRC Health Corp.
	1,091,764	Term Loan, 7.85%, Maturing February 6, 2013	1,098,587
	Davita, Inc.
	5,622,425	Term Loan, 6.84%, Maturing October 5, 2012	5,647,681
	DJ Orthopedics, LLC
	365,714	Term Loan, 6.88%, Maturing April 7, 2013	365,714
	Emdeon Business Services, LLC
	1,882,667	Term Loan, 7.60%, Maturing November 16, 2013	1,895,611
	Encore Medical Finance, LLC
	1,942,133	Term Loan, 7.88%, Maturing November 3, 2013	1,948,810
	FGX International, Inc.
	594,000	Term Loan, 9.35%, Maturing December 12, 2012	595,485
	FHC Health Systems, Inc.
	2,000,000	Term Loan, 15.11%, Maturing February 7, 2011	2,050,000
	Fresenius Medical Care Holdings
	3,163,025	Term Loan, 6.73%, Maturing March 31, 2013	3,166,387
	Hanger Orthopedic Group, Inc.
	818,818	Term Loan, 7.60%, Maturing May 30, 2013	823,260
	HCA, Inc.
	7,481,250	Term Loan, 7.60%, Maturing November 18, 2013	7,571,549
	Health Management Association, Inc.
	2,750,000	Term Loan, 7.10%, Maturing February 28, 2014	2,765,086
	HealthSouth Corp.
	3,157,919	Term Loan, 7.85%, Maturing March 10, 2013	3,185,374
	Iasis Healthcare, LLC
	327,901	Term Loan, 0.00%, Maturing March 14, 2014(2)	329,541
	87,440	Term Loan, 7.32%, Maturing March 14, 2014	87,878
	959,658	Term Loan, 7.36%, Maturing March 14, 2014	964,456

	Principal Amount	Borrower/Tranche Description	Value
	Healthcare (continued)
	Ikaria Acquisition, Inc.
	$687,979	Term Loan, 7.84%, Maturing March 28, 2013	$692,279
	Invacare Corp.
	1,122,188	Term Loan, 7.60%, Maturing February 12, 2013	1,128,851
	Kinetic Concepts, Inc.
	762,608	Term Loan, 6.85%, Maturing October 3, 2009	765,230
	Leiner Health Products, Inc.
	2,431,250	Term Loan, 8.58%, Maturing May 27, 2011	2,402,885
	LifeCare Holdings, Inc.
	960,375	Term Loan, 8.35%, Maturing August 11, 2012	935,865
	LifePoint Hospitals, Inc.
	4,249,278	Term Loan, 6.99%, Maturing April 15, 2012	4,241,973
	Magellan Health Services, Inc.
	2,162,162	Term Loan, 5.20%, Maturing August 15, 2008	2,167,568
	1,351,351	Term Loan, 7.10%, Maturing August 15, 2008	1,354,730
	Matria Healthcare, Inc.
	162,837	Term Loan, 7.35%, Maturing January 19, 2012	163,600
	Multiplan Merger Corp.
	673,847	Term Loan, 7.82%, Maturing April 12, 2013	679,638
	949,541	Term Loan, 7.82%, Maturing April 12, 2013	957,702
	National Mentor Holdings, Inc.
	68,600	Term Loan, 5.32%, Maturing June 29, 2013	68,879
	1,147,727	Term Loan, 7.35%, Maturing June 29, 2013	1,152,390
	National Rental Institutes, Inc.
	967,688	Term Loan, 7.63%, Maturing March 31, 2013	968,897
	Nyco Holdings
EUR	500,000	Term Loan, Maturing December 29, 2014(7)	674,856
EUR	500,000	Term Loan, Maturing December 29, 2015(7)	677,962
	RadNet Management, Inc.
	623,438	Term Loan, 8.83%, Maturing November 15, 2012	624,996
	650,000	Term Loan, 12.83%, Maturing November 15, 2013	661,375
	Renal Advantage, Inc.
	369,492	Term Loan, 7.85%, Maturing October 5, 2012	373,187
	Select Medical Holding Corp.
	2,316,493	Term Loan, 7.36%, Maturing February 24, 2012	2,311,559
	Sunrise Medical Holdings, Inc.
	697,573	Term Loan, 8.88%, Maturing May 13, 2010	690,597
	Vanguard Health Holding Co., LLC
	1,344,345	Term Loan, 7.60%, Maturing September 23, 2011	1,354,989
	VWR International, Inc.
	1,539,868	Term Loan, 7.61%, Maturing April 7, 2011	1,547,568
			$83,906,088

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Home Furnishings — 1.4%
	Hunter Fan Co.
	$650,000	Term Loan, Maturing April 16, 2014(7)	$650,000
	Interline Brands, Inc.
	1,874,318	Term Loan, 7.07%, Maturing June 23, 2013	1,877,832
	Knoll, Inc.
	1,803,821	Term Loan, 7.10%, Maturing October 3, 2012	1,813,065
	National Bedding Co., LLC
	498,750	Term Loan, 7.35%, Maturing August 31, 2011	500,620
	550,000	Term Loan, 10.36%, Maturing August 31, 2012	557,562
	Simmons Co.
	3,208,037	Term Loan, 7.41%, Maturing December 19, 2011	3,226,750
	1,000,000	Term Loan, 10.65%, Maturing February 15, 2012	993,333
			$9,619,162
	Industrial Equipment — 2.9%
	Aearo Technologies, Inc.
	$400,000	Term Loan, 11.85%, Maturing September 24, 2013	$407,500
	Alliance Laundry Holdings, LLC
	487,691	Term Loan, 7.61%, Maturing January 27, 2012	491,959
	Flowserve Corp.
	2,232,879	Term Loan, 6.88%, Maturing August 10, 2012	2,238,323
	Foamex L.P.
	1,882,353	Term Loan, 7.60%, Maturing February 12, 2013	1,881,030
	FR Brand Acquisition Corp.
	750,000	Term Loan, 7.63%, Maturing February 7, 2014	754,688
	500,000	Term Loan, 11.38%, Maturing February 7, 2015	505,625
	Generac Acquisition Corp.
	1,930,500	Term Loan, 7.85%, Maturing November 7, 2013	1,919,124
	500,000	Term Loan, 11.35%, Maturing April 7, 2014	481,458
	Gleason Corp.
	650,303	Term Loan, 7.60%, Maturing June 30, 2013	655,790
	400,000	Term Loan, 10.84%, Maturing December 31, 2013	404,500
	Itron, Inc.
EUR	400,000	Term Loan, Maturing April 18, 2014(7)	538,260
	John Maneely Co.
	3,269,084	Term Loan, 8.62%, Maturing December 8, 2013	3,268,319
	Kion Group GMBH
	250,000	Term Loan, 7.58%, Maturing December 23, 2014	253,502
	250,000	Term Loan, 7.83%, Maturing December 23, 2015	254,752
	PP Acquisition Corp.
	3,980,219	Term Loan, 8.32%, Maturing November 12, 2011	3,990,169
	Terex Corp.
	794,000	Term Loan, 7.10%, Maturing July 13, 2013	796,977

Principal Amount	Borrower/Tranche Description	Value
Industrial Equipment (continued)
TFS Acquisition Corp.
$1,990,000	Term Loan, 8.85%, Maturing August 11, 2013	$2,004,925
		$20,846,901
Insurance — 1.3%
Applied Systems, Inc.
$1,492,500	Term Loan, 7.85%, Maturing September 26, 2013	$1,500,895
ARG Holding, Inc.
1,400,000	Term Loan, 12.63%, Maturing November 30, 2012	1,421,875
CCC Information Services Group
698,361	Term Loan, 7.85%, Maturing February 10, 2013	702,508
Conseco, Inc.
3,084,500	Term Loan, 7.32%, Maturing October 10, 2013	3,100,888
Crawford and Company
1,468,440	Term Loan, 7.85%, Maturing October 31, 2013	1,476,700
U.S.I. Holdings Corp.
925,000	Term Loan, 8.11%, Maturing May 4, 2014	934,058
		$9,136,924
Leisure Goods / Activities / Movies — 7.2%
24 Hour Fitness Worldwide, Inc.
$1,846,350	Term Loan, 7.85%, Maturing June 8, 2012	$1,859,044
Alliance Atlantis Communications, Inc.
684,040	Term Loan, 6.82%, Maturing December 31, 2011	684,361
AMC Entertainment, Inc.
2,073,750	Term Loan, 7.07%, Maturing January 26, 2013	2,088,007
Bombardier Recreational Product
2,027,848	Term Loan, 7.86%, Maturing June 28, 2013	2,045,275
Butterfly Wendel US, Inc.
325,000	Term Loan, 8.08%, Maturing June 22, 2013	330,366
325,000	Term Loan, 7.83%, Maturing June 22, 2014	328,741
Carmike Cinemas, Inc.
997,487	Term Loan, 8.59%, Maturing May 19, 2012	1,008,442
Cedar Fair, L.P.
4,371,987	Term Loan, 7.32%, Maturing August 30, 2012	4,422,270
Cinemark, Inc.
4,054,625	Term Loan, 7.13%, Maturing October 5, 2013	4,077,436
Deluxe Entertainment Services
32,480	Term Loan, 5.26%, Maturing January 28, 2011	32,663
727,559	Term Loan, 7.61%, Maturing January 28, 2011	731,652
Easton-Bell Sports, Inc.
1,366,861	Term Loan, 7.07%, Maturing March 16, 2012	1,369,852
Fender Musical Instruments Co.
785,000	Term Loan, 11.32%, Maturing October 1, 2012	804,625

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies (continued)
HEI Acquisition, LLC
$2,150,000	Term Loan, 9.36%, Maturing April 13, 2014	$2,139,250
Mega Blocks, Inc.
1,793,063	Term Loan, 7.13%, Maturing July 26, 2012	1,786,900
Metro-Goldwyn-Mayer Holdings, Inc.
8,870,949	Term Loan, 8.60%, Maturing April 8, 2012	8,908,721
National Cinemedia, LLC
850,000	Term Loan, 7.09%, Maturing February 13, 2015	851,669
Regal Cinemas Corp.
4,477,500	Term Loan, 6.85%, Maturing November 10, 2010	4,495,692
Revolution Studios
1,637,255	Term Loan, 9.07%, Maturing December 21, 2014	1,649,534
900,000	Term Loan, 12.32%, Maturing June 21, 2015	909,000
Southwest Sports Group, LLC
2,000,000	Term Loan, 7.88%, Maturing December 22, 2010	2,000,626
Universal City Development Partners, Ltd.
1,924,945	Term Loan, 7.36%, Maturing June 9, 2011	1,940,586
WMG Acquisition Corp.
6,337,930	Term Loan, 7.36%, Maturing February 28, 2011	6,371,204
		$50,835,916
Lodging and Casinos — 3.1%
Ameristar Casinos, Inc.
$1,209,688	Term Loan, 6.82%, Maturing November 10, 2012	$1,210,897
Bally Technologies, Inc.
2,736,767	Term Loan, 8.61%, Maturing September 5, 2009	2,764,135
CCM Merger, Inc.
1,568,328	Term Loan, 7.35%, Maturing July 13, 2012	1,580,335
Fairmont Hotels and Resorts, Inc.
581,503	Term Loan, 8.57%, Maturing May 12, 2011	586,591
Isle of Capri Casinos, Inc.
2,473,075	Term Loan, 7.08%, Maturing February 4, 2012	2,486,472
Lodgenet Entertainment Corp.
925,000	Term Loan, 7.34%, Maturing April 4, 2014	932,949
Penn National Gaming, Inc.
7,165,875	Term Loan, 7.11%, Maturing October 3, 2012	7,224,098
Pinnacle Entertainment, Inc.
800,000	Term Loan, 0.00%, Maturing December 14, 2011(2)	801,250
700,000	Term Loan, 7.32%, Maturing December 14, 2011	703,792
VML US Finance, LLC
500,000	Term Loan, 7.67%, Maturing May 25, 2012	502,929
1,000,000	Term Loan, 7.60%, Maturing May 25, 2013	1,010,341
Wimar Opco, LLC
2,042,169	Term Loan, 7.85%, Maturing January 3, 2012	2,063,102
		$21,866,891

Principal Amount	Borrower/Tranche Description	Value
Nonferrous Metals / Minerals — 2.8%
Alpha Natural Resources, LLC
$962,813	Term Loan, 7.10%, Maturing October 26, 2012	$966,273
Carmeuse Lime, Inc.
621,280	Term Loan, 7.13%, Maturing May 2, 2011	622,833
Euramax International, Inc.
678,611	Term Loan, 8.38%, Maturing June 28, 2012	678,752
750,000	Term Loan, 12.35%, Maturing June 28, 2013	741,094
Freeport-McMoran Copper and Gold
4,395,520	Term Loan, 7.07%, Maturing March 19, 2014	4,415,731
Magnequench International, Inc.
993,990	Term Loan, 8.31%, Maturing August 31, 2009	993,990
Magnum Coal Co.
2,279,091	Term Loan, 8.57%, Maturing March 15, 2013	2,276,242
Murray Energy Corp.
957,950	Term Loan, 8.36%, Maturing January 28, 2010	969,924
Noranda Aluminum Acquisition
525,000	Term Loan, 7.32%, Maturing May 18, 2014	528,609
Novelis, Inc.
1,806,929	Term Loan, 7.59%, Maturing January 6, 2012	1,812,435
1,039,115	Term Loan, 7.61%, Maturing January 6, 2012	1,042,282
Oxbow Carbon and Mineral Holdings
128,859	Term Loan, 0.00%, Maturing May 8, 2014(2)	129,584
1,471,141	Term Loan, 7.34%, Maturing May 8, 2014	1,479,416
Stillwater Mining Co.
1,346,303	Term Loan, 7.63%, Maturing June 30, 2007	1,353,034
Thompson Creek Metals Co.
1,561,192	Term Loan, 10.07%, Maturing October 26, 2012	1,580,707
		$19,590,906
Oil and Gas — 3.2%
Big West Oil, LLC
$453,750	Term Loan, 0.00%, Maturing May 1, 2014(2)	$456,586
371,250	Term Loan, 9.50%, Maturing May 1, 2014	373,570
Concho Resources, Inc.
2,250,000	Term Loan, 8.60%, Maturing March 27, 2012	2,255,625
Dresser, Inc.
625,000	Term Loan, 7.86%, Maturing May 4, 2014	630,977
1,000,000	Term Loan, 11.11%, Maturing May 4, 2015	1,021,406
El Paso Corp.
1,500,000	Term Loan, 5.23%, Maturing July 31, 2011	1,509,141
Key Energy Services, Inc.
1,318,312	Term Loan, 7.85%, Maturing June 30, 2012	1,326,965
Kinder Morgan, Inc.
4,400,000	Term Loan, Maturing May 21, 2014(7)	4,400,000

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Oil and Gas (continued)
	Niska Gas Storage
	$278,788	Term Loan, 7.07%, Maturing May 13, 2011	$279,659
	253,626	Term Loan, 7.09%, Maturing May 13, 2011	254,657
	171,804	Term Loan, 7.11%, Maturing May 13, 2011	172,341
	1,462,920	Term Loan, 7.09%, Maturing May 12, 2013	1,468,864
	Petroleum Geo-Services ASA
	759,537	Term Loan, 7.60%, Maturing December 16, 2012	765,518
	Primary Natural Resources, Inc.
	1,732,500	Term Loan, 9.32%, Maturing July 28, 2010(3)	1,730,594
	Targa Resources, Inc.
	1,410,000	Term Loan, 5.23%, Maturing October 31, 2012	1,421,566
	2,496,975	Term Loan, 7.36%, Maturing October 31, 2012	2,517,458
	W&T Offshore, Inc.
	1,525,000	Term Loan, 7.60%, Maturing August 24, 2010	1,537,708
	Western Refining, Inc.
	502,232	Term Loan, Maturing May 30, 2014(7)	502,232
	122,768	Term Loan, Maturing May 30, 2014(7)	122,768
			$22,747,635
	Publishing — 8.9%
	American Media Operations, Inc.
	$2,000,000	Term Loan, 8.59%, Maturing January 31, 2013	$2,015,416
	CBD Media, LLC
	3,239,146	Term Loan, 7.82%, Maturing December 31, 2009	3,261,415
	Dex Media East, LLC
	3,637,933	Term Loan, 6.85%, Maturing May 8, 2009	3,642,065
	Dex Media West, LLC
	2,995,174	Term Loan, 6.85%, Maturing March 9, 2010	3,001,728
	Gatehouse Media Operating, Inc.
	750,000	Term Loan, Maturing August 28, 2014(7)	751,093
	650,000	Term Loan, 7.35%, Maturing August 28, 2014	649,899
	1,525,000	Term Loan, 7.36%, Maturing August 28, 2014	1,524,762
	Idearc, Inc.
	8,179,500	Term Loan, 7.35%, Maturing November 17, 2014	8,248,780
	MediaNews Group, Inc.
	550,781	Term Loan, 6.59%, Maturing August 25, 2010	548,371
	1,066,938	Term Loan, 7.09%, Maturing August 2, 2013	1,068,938
	Mediannuaire Holding
EUR	250,000	Term Loan, 6.14%, Maturing October 10, 2014	341,667
EUR	250,000	Term Loan, 6.64%, Maturing October 10, 2015	343,349
	Merrill Communications, LLC
	5,413,402	Term Loan, 7.58%, Maturing February 9, 2009	5,443,008
	Nebraska Book Co., Inc.
	1,436,093	Term Loan, 7.83%, Maturing March 4, 2011	1,445,068

	Principal Amount	Borrower/Tranche Description	Value
	Publishing (continued)
	Pages Juanes Groupe S.A.
EUR	500,000	Term Loan, 5.64%, Maturing October 24, 2013	$679,076
	Philadelphia Newspapers, LLC
	788,819	Term Loan, 8.10%, Maturing June 29, 2013	792,763
	R.H. Donnelley Corp.
	61,050	Term Loan, 6.58%, Maturing December 31, 2009	61,047
	7,688,687	Term Loan, 6.85%, Maturing June 30, 2010	7,712,714
	Reader's Digest Association
	3,650,000	Term Loan, 7.33%, Maturing March 2, 2014	3,661,976
	Riverdeep Interactive Learning USA, Inc.
	3,019,147	Term Loan, 8.10%, Maturing December 20, 2013	3,038,644
	SGS International, Inc.
	765,313	Term Loan, 7.86%, Maturing December 30, 2011	772,966
	Source Media, Inc.
	1,296,438	Term Loan, 7.60%, Maturing November 8, 2011	1,310,212
	Tribune Co.
	2,200,000	Term Loan, Maturing May 17, 2009(7)	2,215,675
	3,300,000	Term Loan, Maturing May 17, 2014(7)	3,302,356
	Valassis Communications, Inc.
	550,636	Term Loan, 7.10%, Maturing March 2, 2014	550,154
	Xsys US, Inc.
	2,004,256	Term Loan, 7.57%, Maturing September 27, 2013	2,029,727
	2,031,126	Term Loan, 7.57%, Maturing September 27, 2014	2,056,938
	Yell Group, PLC
	2,900,000	Term Loan, 7.32%, Maturing February 10, 2013	2,927,846
			$63,397,653
	Radio and Television — 6.0%
	ALM Media Holdings, Inc.
	$1,167,154	Term Loan, 7.85%, Maturing March 4, 2010	$1,170,619
	Block Communications, Inc.
	938,125	Term Loan, 7.35%, Maturing December 22, 2011	939,884
	Cequel Communications, LLC
	1,800,000	Term Loan, 9.86%, Maturing May 5, 2014	1,863,844
	3,602,531	Term Loan, 11.36%, Maturing May 5, 2014	3,754,993
	CMP KC, LLC
	981,188	Term Loan, 9.38%, Maturing May 3, 2011	987,320
	CMP Susquehanna Corp.
	1,506,938	Term Loan, 7.36%, Maturing May 5, 2013	1,517,926
	Cumulus Media, Inc.
	1,522,880	Term Loan, 7.40%, Maturing June 7, 2013	1,530,086
	Discovery Communications, Inc.
	2,700,000	Term Loan, 7.34%, Maturing April 30, 2014	2,726,158
	Emmis Operating Co.
	925,000	Term Loan, 7.35%, Maturing November 2, 2013	932,574

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Radio and Television (continued)
	Entravision Communications Corp.
	$1,452,875	Term Loan, 6.85%, Maturing September 29, 2013	$1,458,625
	Gray Television, Inc.
	1,410,750	Term Loan, 6.85%, Maturing January 19, 2015	1,410,749
	HIT Entertainment, Inc.
	1,305,125	Term Loan, 7.34%, Maturing March 20, 2012	1,313,418
	Intelsat Bermuda, Ltd.
	1,200,000	Term Loan, 7.86%, Maturing February 1, 2014	1,206,215
	Intelsat Subsidiary Holding Co.
	1,094,500	Term Loan, 7.35%, Maturing July 3, 2013	1,104,761
	NEP II, Inc.
	700,000	Term Loan, 7.60%, Maturing February 16, 2014	704,922
	Nexstar Broadcasting, Inc.
	3,919,280	Term Loan, 7.10%, Maturing October 1, 2012	3,916,827
	NextMedia Operating, Inc.
	300,191	Term Loan, 7.32%, Maturing November 15, 2012	300,454
	133,417	Term Loan, 7.32%, Maturing November 15, 2012	133,534
	PanAmSat Corp.
	2,736,250	Term Loan, 7.35%, Maturing December 3, 2013	2,761,391
	Paxson Communications Corp.
	2,775,000	Term Loan, 8.61%, Maturing January 15, 2012	2,840,906
	Raycom TV Broadcasting, LLC
	3,109,111	Term Loan, 6.88%, Maturing August 28, 2013	3,109,111
	SFX Entertainment
	1,555,313	Term Loan, 8.09%, Maturing June 21, 2013	1,562,117
	Spanish Broadcasting System
	987,406	Term Loan, 7.10%, Maturing June 10, 2012	988,949
	Tyrol Acquisition 2 SAS
EUR	875,000	Term Loan, 6.07%, Maturing January 19, 2015	1,193,371
EUR	875,000	Term Loan, 6.32%, Maturing January 19, 2016	1,198,496
	Young Broadcasting, Inc.
	800,738	Term Loan, 7.88%, Maturing November 3, 2012	806,443
	990,000	Term Loan, 7.88%, Maturing November 3, 2012	997,054
			$42,430,747
	Rail Industries — 0.6%
	Kansas City Southern Railway Co.
	$2,233,125	Term Loan, 7.07%, Maturing March 30, 2008	$2,241,035
	RailAmerica, Inc.
	1,725,000	Term Loan, 7.61%, Maturing August 14, 2008	1,730,391
			$3,971,426

	Principal Amount	Borrower/Tranche Description	Value
	Retailers (Except Food and Drug) — 4.3%
	American Achievement Corp.
	$1,524,995	Term Loan, 7.72%, Maturing March 25, 2011	$1,537,386
	Amscan Holdings, Inc.
	575,000	Term Loan, 7.63%, Maturing May 25, 2013	575,000
	Claire's Stores, Inc.
	400,000	Term Loan, Maturing May 24, 2014(7)	398,000
	Coinmach Laundry Corp.
	3,880,329	Term Loan, 7.88%, Maturing December 19, 2012	3,911,251
	FTD, Inc.
	756,760	Term Loan, 7.34%, Maturing July 28, 2013	761,490
	Hanesbrands, Inc.
	1,852,143	Term Loan, 7.11%, Maturing September 5, 2013	1,864,876
	950,000	Term Loan, 9.11%, Maturing March 5, 2014	974,492
	Harbor Freight Tools USA, Inc.
	2,025,921	Term Loan, 7.57%, Maturing July 15, 2010	2,044,492
	Home Interiors & Gifts, Inc.
	2,645,669	Term Loan, 10.35%, Maturing March 31, 2011	1,954,488
	Josten's Corp.
	2,268,816	Term Loan, 7.33%, Maturing October 4, 2011	2,283,232
	Mapco Express, Inc.
	601,969	Term Loan, 8.09%, Maturing April 28, 2011	605,731
	Mauser Werke GMBH & Co. KG
	1,300,000	Term Loan, 8.07%, Maturing December 3, 2011	1,308,125
	Neiman Marcus Group, Inc.
	925,316	Term Loan, 7.35%, Maturing April 5, 2013	933,666
	Oriental Trading Co., Inc.
	1,225,000	Term Loan, 11.36%, Maturing January 31, 2013	1,254,845
	1,836,125	Term Loan, 7.61%, Maturing July 31, 2013	1,838,995
	Pantry, Inc. (The)
	266,667	Term Loan, 0.00%, Maturing May 15, 2014(2)	266,667
	933,333	Term Loan, 7.07%, Maturing May 15, 2014	933,333
	Rent-A-Center, Inc.
	1,217,872	Term Loan, 7.11%, Maturing November 15, 2012	1,222,059
	Rover Acquisition Corp.
	2,443,875	Term Loan, 7.85%, Maturing October 26, 2013	2,468,531
	Savers, Inc.
	386,383	Term Loan, 8.11%, Maturing August 11, 2012	390,247
	438,947	Term Loan, 8.11%, Maturing August 11, 2012	443,337
	The Yankee Candle Company, Inc.
	1,375,000	Term Loan, 7.35%, Maturing February 6, 2014	1,383,880
	Vivarte
EUR	500,000	Term Loan, Maturing May 29, 2015(7)	672,825
EUR	500,000	Term Loan, Maturing May 29, 2016(7)	672,825
			$30,699,773

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Surface Transport — 1.7%
Gainey Corp.
$843,625	Term Loan, 8.10%, Maturing April 20, 2012	$847,316
Horizon Lines, LLC
2,338,360	Term Loan, 7.60%, Maturing July 7, 2011	2,356,629
Laidlaw International, Inc.
335,813	Term Loan, 7.07%, Maturing July 31, 2013	337,632
1,007,438	Term Loan, 7.07%, Maturing July 31, 2013	1,012,895
Oshkosh Truck Corp.
2,144,625	Term Loan, 7.10%, Maturing December 6, 2013	2,155,683
Ozburn-Hessey Holding Co., LLC
494,308	Term Loan, 8.63%, Maturing August 9, 2012	495,544
Sirva Worldwide, Inc.
1,625,945	Term Loan, 11.60%, Maturing December 1, 2010	1,588,345
Swift Transportation Co., Inc.
3,525,000	Term Loan, Maturing May 10, 2014(7)	3,522,138
		$12,316,182
Telecommunications — 6.1%
Alaska Communications Systems Holdings, Inc.
$1,105,000	Term Loan, 7.10%, Maturing February 1, 2012	$1,109,933
American Cellular Corp.
2,200,000	Term Loan, 7.32%, Maturing March 15, 2014	2,214,850
Asurion Corp.
1,185,922	Term Loan, 8.32%, Maturing July 13, 2012	1,194,816
1,050,000	Term Loan, 11.57%, Maturing January 13, 2013	1,065,750
Centennial Cellular Operating Co., LLC
4,594,820	Term Loan, 7.35%, Maturing February 9, 2011	4,635,503
Consolidated Communications, Inc.
4,496,651	Term Loan, 7.09%, Maturing July 27, 2015	4,517,732
FairPoint Communications, Inc.
3,235,000	Term Loan, 7.13%, Maturing February 8, 2012	3,247,131
Hawaiian Telcom Communications, Inc.
822,622	Term Loan, 7.60%, Maturing October 31, 2012	826,928
Iowa Telecommunications Services
688,000	Term Loan, 7.10%, Maturing November 23, 2011	692,515
IPC Systems, Inc.
1,200,000	Term Loan, Maturing May 31, 2014(7)	1,209,750
500,000	Term Loan, Maturing May 31, 2015(7)	508,125
NTelos, Inc.
1,311,489	Term Loan, 7.57%, Maturing August 24, 2011	1,319,522
Stratos Global Corp.
1,163,250	Term Loan, 8.10%, Maturing February 13, 2012	1,170,035
Triton PCS, Inc.
3,153,742	Term Loan, 8.57%, Maturing November 18, 2009	3,180,682

	Principal Amount	Borrower/Tranche Description	Value
	Telecommunications (continued)
	Univision Communications, Inc.
	$825,000	Term Loan, 7.82%, Maturing March 29, 2009	$826,341
	478,691	Term Loan, 0.00%, Maturing September 29, 2014(2)	478,622
	7,446,309	Term Loan, 7.61%, Maturing September 29, 2014	7,445,236
	West Corp.
	3,715,688	Term Loan, 7.75%, Maturing October 24, 2013	3,748,831
	Windstream Corp.
	3,437,292	Term Loan, 6.86%, Maturing July 17, 2013	3,462,766
			$42,855,068
	Utilities — 3.7%
	AEI Finance Holding, LLC
	$301,657	Revolving Loan, 8.25%, Maturing March 30, 2012	$303,731
	2,298,343	Term Loan, 8.35%, Maturing March 30, 2014	2,314,144
	Astoria Generating Co.
	1,000,000	Term Loan, 9.10%, Maturing August 23, 2013	1,012,083
	Broadway General Funding, LLC
	675,000	Term Loan, Maturing November 1, 2014(7)	675,000
	BRSP, LLC
	2,018,886	Term Loan, 8.38%, Maturing July 13, 2009	2,028,981
	Calpine Corp.
	925,000	DIP Loan, 7.59%, Maturing March 30, 2009	930,496
	Cogentrix Delaware Holdings, Inc.
	581,185	Term Loan, 6.85%, Maturing April 14, 2012	583,001
	Covanta Energy Corp.
	626,804	Term Loan, 5.24%, Maturing February 9, 2014	628,176
	1,273,196	Term Loan, 6.88%, Maturing February 9, 2014	1,275,982
	Electricinvest Holding Co.
EUR	476,616	Term Loan, 7.73%, Maturing October 24, 2012	648,039
GBP	480,000	Term Loan, 9.43%, Maturing October 24, 2012	959,067
	La Paloma Generating Co., LLC
	55,738	Term Loan, 7.07%, Maturing August 16, 2012	55,656
	343,491	Term Loan, 7.10%, Maturing August 16, 2012	342,990
	Mach General, LLC
	75,000	Term Loan, 7.35%, Maturing February 22, 2013	75,082
	723,188	Term Loan, 7.36%, Maturing February 22, 2014	723,730
	Mirant North America, LLC.
	980,093	Term Loan, 7.07%, Maturing January 3, 2013	983,340
	NRG Energy, Inc.
	9,821,290	Term Loan, 7.35%, Maturing February 1, 2013	9,848,291
	Pike Electric, Inc.
	1,561,086	Term Loan, 6.88%, Maturing July 1, 2012	1,562,386
	423,793	Term Loan, 6.88%, Maturing December 10, 2012	424,146

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Utilities (continued)
Vulcan Energy Corp.
$665,243	Term Loan, 6.86%, Maturing July 23, 2010	$666,699
		$26,041,020
	Total Senior, Floating Rate Interests (identified cost $1,003,304,929)	$1,007,547,004
Corporate Bonds & Notes — 13.8%
Principal Amount (000's omitted)	Security	Value
Aerospace and Defense — 0.1%
Alion Science and Technologies Corp.
$305	10.25%, 2/1/15(4)	$321,775
Bombardier, Inc.
145	8.00%, 11/15/14(4)	155,150
DRS Technologies, Inc., Sr. Sub. Notes
90	7.625%, 2/1/18	93,712
		$570,637
Automotive — 0.2%
Altra Industrial Motion, Inc.
$250	9.00%, 12/1/11	$258,750
125	9.00%, 12/1/11(4)	129,375
American Axle & Manufacturing, Inc.
150	7.875%, 3/1/17	151,500
Commercial Vehicle Group, Inc., Sr. Notes
110	8.00%, 7/1/13	110,550
General Motors Corp.
340	6.375%, 5/1/08	338,300
Goodyear Tire & Rubber Co., Sr. Notes
140	8.625%, 12/1/11(4)	151,900
Goodyear Tire & Rubber Co., Sr. Notes, Variable Rate
200	9.14%, 12/1/09(4)	201,500
Tenneco Automotive, Inc., Sr. Sub. Notes
280	8.625%, 11/15/14	298,200
		$1,640,075
Brokers / Dealers / Investment Houses — 0.1%
Residential Capital LLC, Sub. Notes, Variable Rate
$900	7.187%, 4/17/09(4)	$897,068
		$897,068

	Principal Amount (000's omitted)	Security	Value
	Building and Development — 0.8%
	Collins & Aikman Floor Cover
	$400	9.75%, 2/15/10	$411,720
	General Cable Corp., Sr. Notes
	95	7.125%, 4/1/17(4)	96,662
	Grohe Holding of GmbH
EUR	2,000	6.843%, 1/15/14	2,743,893
	Nortek, Inc., Sr. Sub. Notes
	950	8.50%, 9/1/14	947,625
	NTK Holdings, Inc., Sr. Disc. Notes
	405	10.75%, 3/1/14	305,775
	Panolam Industries International, Sr. Sub. Notes
	440	10.75%, 10/1/13(4)	468,600
	PLY GEM Industries, Inc.
	55	9.00%, 2/15/12	51,287
	Realogy Corp., Sr. Notes
	480	10.50%, 4/15/14(4)	483,000
	Realogy Corp., Sr. Sub. Notes
	190	12.375%, 4/15/15(4)	185,725
	Stanley-Martin Co.
	90	9.75%, 8/15/15	82,350
			$5,776,637
	Business Equipment and Services — 1.1%
	Affinion Group, Inc.
	$110	10.125%, 10/15/13	$121,000
	150	11.50%, 10/15/15	168,375
	Education Management, LLC
	310	8.75%, 6/1/14	330,925
	590	10.25%, 6/1/16	646,050
	Hydrochem Industrial Services, Inc., Sr. Sub Notes
	100	9.25%, 2/15/13(4)	103,500
	Kar Holdings, Inc., Sr. Notes
	145	8.75%, 5/1/14(4)	148,625
	Kar Holdings, Inc., Sr. Notes, Variable Rate
	145	9.358%, 5/1/14(4)	148,625
	Kar Holdings, Inc., Sr. Sub. Notes
	155	10.00%, 5/1/15(4)	159,650
	Neff Corp., Sr. Notes
	30	10.00%, 6/1/15(4)	30,825
	Norcross Safety Products, LLC/Norcross Capital Corp., Sr. Sub. Notes, Series B
	1,040	9.875%, 8/15/11	1,102,400
	Rental Service Corp.
	100	9.50%, 12/1/14(4)	108,000
	Sabre Holdings Corp.
	135	8.35%, 3/15/16	127,912

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Business Equipment and Services (continued)
Safety Products Holdings, Inc. Sr. Notes (PIK)
$334	11.75%, 1/1/12(3)	$336,477
Sungard Data Systems, Inc.
295	9.125%, 8/15/13	314,912
Travelport, LLC, Sr. Notes
530	9.875%, 9/1/14	573,725
UGS Corp.
2,320	10.00%, 6/1/12	2,538,955
United Rentals North America, Inc., Sr. Sub. Notes
1,000	7.75%, 11/15/13	1,042,500
		$8,002,456
Cable and Satellite Television — 0.6%
Cablevision Systems Corp., Series B
$270	8.00%, 4/15/12	$275,400
Cablevision Systems Corp., Sr. Notes, Series B, Variable Rate
40	9.82%, 4/1/09	42,550
CCH I Holdings, LLC
350	11.75%, 5/15/14	355,250
CCH I, LLC/CCH I Capital Co.
335	11.00%, 10/1/15	365,987
CCH II, LLC/CCH II Capital Co.
295	10.25%, 9/15/10	314,912
CCO Holdings, LLC / CCO Capital Corp., Sr. Notes
1,785	8.75%, 11/15/13	1,883,175
CSC Holdings, Inc., Sr. Notes
25	8.125%, 7/15/09	26,031
CSC Holdings, Inc., Sr. Notes, Series B
105	7.625%, 4/1/11	108,150
Insight Communications, Sr. Disc. Notes
295	12.25%, 2/15/11	309,381
Kabel Deutschland GmbH
220	10.625%, 7/1/14	247,500
Mediacom Broadband Corp., LLC, Sr. Notes
270	8.50%, 10/15/15(4)	281,475
National Cable, PLC
150	8.75%, 4/15/14	159,375
		$4,369,186
Chemicals and Plastics — 0.2%
Equistar Chemical, Sr. Notes
$125	10.625%, 5/1/11	$132,500
Ineos Group Holdings PLC, Sr. Sub. Note
385	8.50%, 2/15/16(4)	389,331

Principal Amount (000's omitted)	Security	Value
Chemicals and Plastics (continued)
MacDermid, Inc., Sr. Sub. Notes
$140	9.50%, 4/15/17(4)	$148,400
Mosaic Co., Sr. Notes
140	7.375%, 12/1/14(4)	146,650
140	7.625%, 12/1/16(4)	149,450
Nova Chemicals Corp., Sr. Notes Variable Rate
215	8.484%, 11/15/13	219,300
Reichhold Industries, Inc., Sr. Notes
445	9.00%, 8/15/14(4)	465,025
		$1,650,656
Clothing / Textiles — 0.5%
Levi Strauss & Co., Sr. Notes
$920	12.25%, 12/15/12	$1,005,100
155	9.75%, 1/15/15	169,144
480	8.875%, 4/1/16	511,800
Oxford Industries, Inc., Sr. Notes
1,290	8.875%, 6/1/11	1,348,050
Perry Ellis International, Inc., Sr. Sub. Notes
275	8.875%, 9/15/13	286,687
Phillips Van-Heusen, Sr. Notes
50	7.25%, 2/15/11	51,437
		$3,372,218
Conglomerates — 0.1%
Goodman Global Holdings, Inc., Sr. Notes, Variable Rate
234	8.36%, 6/15/12	$237,217
Mueller Water Products, Sr. Sub Notes
105	7.375%, 6/1/17(4)	106,653
RBS Global & Rexnord Corp.
195	9.50%, 8/1/14	210,600
175	11.75%, 8/1/16	198,187
		$752,657
Containers and Glass Products — 0.3%
Berry Plastics Holding Corp.
$450	8.875%, 9/15/14	$463,500
Berry Plastics Holding Corp., Variable Rate
125	9.23%, 9/15/14	128,594
Intertape Polymer US, Inc., Sr. Sub. Notes
865	8.50%, 8/1/14	899,600
Pliant Corp. (PIK)
228	11.85%, 6/15/09(3)	248,838
		$1,740,532

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Cosmetics / Toiletries — 0.0%
Revlon Consumer Products Corp., Sr. Sub. Notes
$160	8.625%, 2/1/08	$158,800
		$158,800
Ecological Services and Equipment — 0.1%
Waste Services, Inc., Sr. Sub. Notes
$570	9.50%, 4/15/14	$604,912
		$604,912
Electronic / Electric — 0.2%
Avago Technologies Finance
$80	11.875%, 12/1/15	$91,400
Avago Technologies Finance, Variable Rate
195	10.125%, 12/1/13	213,525
CPI Holdco, Inc., Sr. Notes, Variable Rate
110	11.151%, 2/1/15	114,125
NXP BV/ NXP Funding, LLC, Variable Rate
875	8.106%, 10/15/13(4)	905,625
Open Solutions, Inc., Sr. Sub. Notes
60	9.75%, 2/1/15(4)	62,550
		$1,387,225
Equipment Leasing — 0.1%
Hertz Corp.
$590	8.875%, 1/1/14	$637,937
		$637,937
Financial Intermediaries — 1.5%
Alzette, Variable Rate
$750	11.86%, 12/15/20(3)	$750,000
Avalon Capital Ltd. 3, Series 1A, Class D, Variable Rate
760	7.31%, 2/24/19(3)(4)	753,350
Babson Ltd., 2005-1A, Class C1, Variable Rate
1,000	7.306%, 4/15/19(3)(4)	993,180
Bryant Park CDO Ltd., Series 2005-1A, Class C, Variable Rate
1,000	7.406%, 1/15/19(3)(4)	1,000,000
Centurion CDO 8 Ltd., Series 2005-8A, Class D, Variable Rate
1,000	10.85%, 3/8/17(3)	1,027,900
Centurion CDO 9 Ltd., Series 2005-9A
750	10.11%, 7/17/19(3)	760,044
First CLO, Ltd., Sr. Sub. Notes, Variable Rate
1,000	7.68%, 7/27/16(3)(4)	1,002,120

Principal Amount (000's omitted)	Security	Value
Financial Intermediaries (continued)
Ford Motor Credit Co.
$220	6.625%, 6/16/08	$220,252
795	7.375%, 10/28/09	798,198
375	7.875%, 6/15/10	378,868
Ford Motor Credit Co., Sr. Notes
20	9.875%, 8/10/11	21,442
Ford Motor Credit Co., Variable Rate
1,100	8.355%, 11/2/07	1,108,780
General Motors Acceptance Corp.
110	5.85%, 1/14/09	109,185
45	7.00%, 2/1/12	45,504
495	8.00%, 11/1/31	545,341
Sonata Securities S.A., Series 2006-5
238	8.863%, 6/27/07	239,781
Sonata Securities S.A., Series 2006-6
661	8.864%, 6/27/07	667,746
		$10,421,691
Food Products — 0.1%
ASG Consolidated, LLC / ASG Finance, Inc., Sr. Disc. Notes, (0.00% until 2008)
$550	11.50%, 11/1/11	$518,375
Dole Foods Co.
235	7.25%, 6/15/10	233,825
Dole Foods Co., Sr. Notes
45	8.625%, 5/1/09	46,125
Nutro Products, Inc., Sr. Notes, Variable Rate
85	9.37%, 10/15/13(4)	89,675
Pierre Foods, Inc., Sr. Sub. Notes
20	9.875%, 7/15/12	20,600
		$908,600
Food Service — 0.2%
Aramark Corp., Sr. Notes
$65	8.50%, 2/1/15(4)	$68,656
Aramark Corp., Sr. Notes, Variable Rate
380	8.856%, 2/1/15(4)	393,775
EL Pollo Loco, Inc.
410	11.75%, 11/15/13	453,050
NPC International, Inc.
390	9.50%, 5/1/14	407,550
		$1,323,031

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Food / Drug Retailers — 0.3%
General Nutrition Centers, Sr. Notes, Variable Rate (PIK)
$385	9.796%, 3/15/14(4)	$388,850
General Nutrition Centers, Sr. Sub. Notes
385	10.75%, 3/15/15(4)	386,925
Rite Aid Corp.
760	6.125%, 12/15/08(4)	758,100
320	7.50%, 1/15/15	326,800
450	9.50%, 6/15/17(4)	454,500
		$2,315,175
Forest Products — 0.1%
Abitibi-Consolidated, Inc.
$190	8.55%, 8/1/10	$182,400
Jefferson Smurfit Corp.
85	7.50%, 6/1/13	85,425
JSG Funding PLC, Sr. Notes
34	9.625%, 10/1/12	36,040
NewPage Corp.
480	10.00%, 5/1/12	532,200
NewPage Corp., Variable Rate
155	11.606%, 5/1/12	173,019
		$1,009,084
Healthcare — 1.1%
Accellent, Inc.
$275	10.50%, 12/1/13	$284,969
Advanced Medical Optics, Inc., Sr. Sub. Notes
80	7.50%, 5/1/17(4)	79,300
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes
355	10.00%, 2/15/15	394,050
CDRV Investors, Inc., Sr. Disc. Notes, (0.00% until 2010)
25	9.625%, 1/1/15	22,844
CDRV Investors, Inc., Sr. Notes, Variable Rate
295	9.86%, 12/1/11(4)	295,000
HCA, Inc.
335	8.75%, 9/1/10	356,775
170	7.875%, 2/1/11	176,166
670	9.25%, 11/15/16(4)	736,162
Inverness Medical Innovations, Inc., Sr. Sub. Notes
650	8.75%, 2/15/12	692,250
MultiPlan, Inc., Sr. Sub. Notes
540	10.375%, 4/15/16(4)	577,800
National Mentor Holdings, Inc.
255	11.25%, 7/1/14	283,050

Principal Amount (000's omitted)	Security	Value
Healthcare (continued)
Res-Care, Inc., Sr. Notes
$220	7.75%, 10/15/13	$226,600
Service Corp. International, Sr. Notes
440	7.00%, 6/15/17	439,450
Universal Hospital Service, Inc., (PIK)
40	8.50%, 6/1/15(4)	41,050
Universal Hospital Service, Inc., Variable Rate
40	8.759%, 6/1/15(4)	40,800
US Oncology, Inc.
440	9.00%, 8/15/12	462,000
1,940	10.75%, 8/15/14	2,124,300
Vanguard Health Holdings Co., LLC, Sr. Disc. Notes, Variable Rate
120	11.25%, 10/1/15	102,300
VWR International, Inc., Sr. Sub. Notes
235	8.00%, 4/15/14	254,094
		$7,588,960
Home Furnishings — 0.1%
Interline Brands, Inc., Sr. Sub. Notes
$150	8.125%, 6/15/14	$156,750
Steinway Musical Instruments, Sr. Notes
175	7.00%, 3/1/14(4)	174,562
		$331,312
Industrial Equipment — 0.1%
Case New Holland, Inc., Sr. Notes
$220	9.25%, 8/1/11	$232,100
Chart Industries, Inc., Sr. Sub. Notes
215	9.125%, 10/15/15	227,363
ESCO Corp., Sr. Notes
160	8.625%, 12/15/13(4)	172,000
ESCO Corp., Sr. Notes, Variable Rate
160	9.23%, 12/15/13(4)	167,200
		$798,663
Insurance — 0.0%
U.S.I. Holdings Corp., Sr. Notes, Variable Rate
$135	9.23%, 11/15/14(4)	$136,012
U.S.I. Holdings Corp., Sr. Sub. Notes
75	9.75%, 5/15/15(4)	76,312
		$212,324

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Leisure Goods / Activities / Movies — 0.3%
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp.
$220	12.50%, 4/1/13(4)	$222,200
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate
405	10.07%, 4/1/12(4)	409,050
Marquee Holdings, Inc., Sr. Disc. Notes, (0.00% until 2009)
610	12.00%, 8/15/14	542,900
Universal City Developement Partners, Sr. Notes
385	11.75%, 4/1/10	410,987
Universal City Florida Holdings, Sr. Notes, Variable Rate
680	10.106%, 5/1/10	705,500
		$2,290,637
Lodging and Casinos — 1.1%
Buffalo Thunder Development Authority
$410	9.375%, 12/15/14(4)	$423,837
CCM Merger, Inc.
260	8.00%, 8/1/13(4)	267,150
Chukchansi EDA, Sr. Notes, Variable Rate
310	8.859%, 11/15/12(4)	318,525
Fontainebleau Las Vegas Holdings, LLC/ Fontainebleau Las Vegas Capital Corp.
395	10.25%, 6/15/15(4)	408,825
Galaxy Entertainment Finance
200	9.875%, 12/15/12(4)	218,500
Galaxy Entertainment Finance, Variable Rate,
195	10.354%, 12/15/10(4)	206,700
Greektown Holdings, LLC, Sr. Notes
225	10.75%, 12/1/13(4)	244,125
Host Hotels & Resorts L.P.
205	6.875%, 11/1/14	210,125
Inn of the Mountain Gods, Sr. Notes
700	12.00%, 11/15/10	761,250
Las Vegas Sands Corp.
155	6.375%, 2/15/15	152,287
Majestic HoldCo, LLC, (0.00% until 2008)
150	12.50%, 10/15/11(4)	113,250
Majestic Star Casino, LLC
38	9.50%, 10/15/10	400,900
MGM Mirage, Inc.
180	7.50%, 6/1/16	178,200
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
110	8.00%, 4/1/12	115,088
OED Corp./Diamond Jo, LLC
125	8.75%, 4/15/12	126,563
Pokagon Gaming Authority, Sr. Notes
120	10.375%, 6/15/14(4)	135,600

Principal Amount (000's omitted)	Security	Value
Lodging and Casinos (continued)
San Pasqual Casino
$345	8.00%, 9/15/13(4)	$357,075
Seminole Hard Rock Entertainment, Variable Rate
225	7.848%, 3/15/14(4)	231,750
Station Casinos, Inc.
60	7.75%, 8/15/16	62,250
Station Casinos, Inc., Sr. Notes
105	6.00%, 4/1/12	102,375
Trump Entertainment Resorts, Inc.
1,515	8.50%, 6/1/15	1,558,556
Tunica-Biloxi Gaming Authority, Sr. Notes
345	9.00%, 11/15/15(4)	368,719
Turning Stone Resort Casinos, Sr. Notes
85	9.125%, 9/15/14(4)	87,125
Waterford Gaming, LLC, Sr. Notes
388	8.625%, 9/15/12(4)	412,250
Wynn Las Vegas, LLC
120	6.625%, 12/1/14	121,050
		$7,582,075
Nonferrous Metals / Minerals — 0.3%
Aleris International, Inc., Sr. Notes
$240	9.00%, 12/15/14(4)	$258,000
Aleris International, Inc., Sr. Sub. Notes
710	10.00%, 12/15/16(4)	749,938
Alpha Natural Resources, Sr. Notes
90	10.00%, 6/1/12	97,088
FMG Finance PTY, Ltd., Variable Rate
220	9.36%, 9/1/11(4)	235,400
560	10.625%, 9/1/16(4)	675,500
Novelis, Inc.
150	7.25%, 2/15/15	159,000
		$2,174,926
Oil and Gas — 1.1%
Allis-Chalmers Energy, Inc.
$100	8.50%, 3/1/17	$102,250
Allis-Chalmers Energy, Inc., Sr. Notes
500	9.00%, 1/15/14	520,000
Chaparral Energy, Inc., Sr. Notes
300	8.875%, 2/1/17(4)	306,000
Cimarex Energy Co., Sr. Notes
135	7.125%, 5/1/17	137,363

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Oil and Gas (continued)
Clayton Williams Energy, Inc.
$185	7.75%, 8/1/13	$173,900
Compton Pet Finance Corp.
410	7.625%, 12/1/13	416,150
Copano Energy, LLC, Sr. Notes
75	8.125%, 3/1/16	78,563
Denbury Resources, Inc., Sr. Sub. Notes
55	7.50%, 12/15/15	56,925
El Paso Corp., Sr. Notes
245	9.625%, 5/15/12	278,596
El Paso Production Holding Co.
280	7.75%, 6/1/13	297,210
Encore Acquisition Co., Sr. Sub. Notes
175	7.25%, 12/1/17	169,750
Energy Partners, Ltd., Sr. Notes
95	9.75%, 4/15/14(4)	96,781
Giant Industries
90	8.00%, 5/15/14	97,200
Ocean Rig Norway AS, Sr. Notes
255	8.375%, 7/1/13(4)	269,663
OPTI Cananda, Inc.
400	8.25%, 12/15/14(4)	427,000
Parker Drilling Co., Sr. Notes
110	9.625%, 10/1/13	119,350
Petrohawk Energy Corp.
890	9.125%, 7/15/13	961,200
Petroplus Finance, Ltd.
190	7.00%, 5/1/17(4)	192,375
Plains Exploration & Production Co.
280	7.00%, 3/15/17	280,000
Quicksilver Resources, Inc.
235	7.125%, 4/1/16	234,413
SemGroup L.P., Sr. Notes
605	8.75%, 11/15/15(4)	636,006
SESI, LLC
65	6.875%, 6/1/14	65,650
Stewart & Stevenson, LLC, Sr. Notes
345	10.00%, 7/15/14(4)	365,700
United Refining Co., Sr. Notes
730	10.50%, 8/15/12	775,625
210	10.50%, 8/15/12(4)	223,125
Verasun Energy Corp.
115	9.875%, 12/15/12	125,350

Principal Amount (000's omitted)	Security	Value
Oil and Gas (continued)
Verasun Energy Corp., Sr. Notes
$65	9.375%, 6/1/17(4)	$65,081
		$7,471,226
Publishing — 0.2%
CBD Media, Inc., Sr. Sub. Notes
$135	8.625%, 6/1/11	$139,388
Clarke American Corp., Sr. Notes
115	9.50%, 5/15/15(4)	117,588
Deluxe Corp., Sr. Notes
65	7.375%, 6/1/15(4)	66,300
Idearc, Inc., Sr. Notes
245	8.00%, 11/15/16(4)	255,106
MediaNews Group, Inc., Sr. Sub. Notes
110	6.875%, 10/1/13	101,750
MediMedia USA, Inc., Sr. Sub Notes
160	11.375%, 11/15/14(4)	171,600
Reader's Digest Association, Sr. Sub. Notes
665	9.00%, 2/15/17(4)	659,181
		$1,510,913
Radio and Television — 0.5%
CanWest Media, Inc.
$290	8.00%, 9/15/12	$300,875
LBI Media, Inc.
180	10.125%, 7/15/12	190,350
Rainbow National Services, LLC, Sr. Notes
115	8.75%, 9/1/12(4)	123,338
Rainbow National Services, LLC, Sr. Sub. Debs.
1,470	10.375%, 9/1/14(4)	1,657,425
Sirius Satellite Radio, Sr. Notes
615	9.625%, 8/1/13	619,613
Umbrella Acquisition, Sr. Notes
285	9.75%, 3/15/15(4)	296,400
		$3,188,001
Rail Industries — 0.1%
American Railcar Industries, Inc.
$195	7.50%, 3/1/14	$202,313
Kansas City Southern Mexico, Sr. Notes
275	7.625%, 12/1/13(4)	281,531
65	7.375%, 6/1/14(4)	66,138
Kansas City Southern Railway Co.
105	9.50%, 10/1/08	110,250

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Rail Industries (continued)
TFM SA de C.V., Sr. Notes
$145	12.50%, 6/15/12	$155,150
		$815,382
Retailers (Except Food and Drug) — 0.6%
Amscan Holdings, Inc., Sr. Sub. Notes
$280	8.75%, 5/1/14	$284,200
AutoNation, Inc., Variable Rate
150	7.356%, 4/15/13	152,250
Bon-Ton Department Stores, Inc.
265	10.25%, 3/15/14	280,900
GameStop Corp.
1,480	8.00%, 10/1/12	1,583,600
Michaels Stores, Inc., Sr. Notes
345	10.00%, 11/1/14(4)	374,325
Michaels Stores, Inc., Sr. Sub. Notes
140	11.375%, 11/1/16(4)	155,400
Neiman Marcus Group, Inc.
540	9.00%, 10/15/15	595,350
585	10.375%, 10/15/15	661,050
Toys "R" Us
235	7.375%, 10/15/18	207,975
		$4,295,050
Steel — 0.1%
AK Steel Corp.
$48	7.875%, 2/15/09	$48,240
RathGibson, Inc.
495	11.25%, 2/15/14	527,175
		$575,415
Surface Transport — 0.3%
Horizon Lines, LLC
$1,808	9.00%, 11/1/12	$1,927,780
		$1,927,780
Telecommunications — 1.1%
Alamosa Delaware, Inc., Sr. Notes
$560	11.00%, 7/31/10	$594,006
Centennial Cellular Operating Co. / Centennial Communication Corp., Sr. Notes
265	10.125%, 6/15/13	287,856

Principal Amount (000's omitted)	Security	Value
Telecommunications (continued)
Digicel Group, Ltd., Sr. Notes
$350	8.875%, 1/15/15(4)	$347,813
370	9.125%, 1/15/15(4)	364,450
Digicel, Ltd., Sr. Notes
285	9.25%, 9/1/12(4)	303,881
Intelsat Bermuda, Ltd.
365	9.25%, 6/15/16	406,063
iPCS, Inc., Variable Rate
135	7.48%, 5/1/13(4)	136,013
Level 3 Financing, Inc., Sr. Notes
250	9.25%, 11/1/14(4)	262,188
295	8.75%, 2/15/17(4)	304,219
Qwest Capital Funding, Inc.
123	7.00%, 8/3/09	124,999
Qwest Communications International, Inc.
70	7.50%, 11/1/08	71,138
1,450	7.50%, 2/15/14	1,504,375
Qwest Corp., Sr. Notes
505	7.625%, 6/15/15	537,825
Qwest Corp., Sr. Notes, Variable Rate
1,090	8.605%, 6/15/13	1,199,000
Rogers Wireless, Inc., Sr. Sub. Notes
45	8.00%, 12/15/12	47,592
Rural Cellular Corp., Sr. Sub. Notes, Variable Rate
105	8.36%, 6/1/13(4)	105,788
West Corp.
760	9.50%, 10/15/14	803,700
95	11.00%, 10/15/16	103,313
Windstream Corp., Sr. Notes
215	8.125%, 8/1/13	232,200
65	8.625%, 8/1/16	71,338
		$7,807,757
Utilities — 0.2%
Dynegy Holdings, Inc.
$220	8.375%, 5/1/16	$229,625
430	7.625%, 10/15/26	417,100
NRG Energy, Inc.
150	7.25%, 2/1/14	154,500
390	7.375%, 1/15/17	406,088
NRG Energy, Inc., Sr. Notes
140	7.375%, 2/1/16	145,600

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Utilities (continued)
Reliant Energy, Inc.
$180	9.25%, 7/15/10	$189,675
		$1,542,588
	Total Corporate Bonds & Notes (identified cost $93,954,013)	$97,651,586
Convertible Bonds — 0.1%
Principal Amount	Security	Value
$345,000	L-3 Communications Corp.(4)	$383,813
	Total Convertible Bonds (identified cost, $348,788)	$383,813
Common Stocks — 0.1%
Shares	Security	Value
34,611	Trump Entertainment Resorts, Inc.(5)	$556,891
	Total Common Stocks (identified cost, $427,071)	$556,891
Convertible Preferred Stocks — 0.0%
Shares	Security	Value
Oil and Gas — 0.0%
1,123	Chesapeake Energy Corp., 4.50%	$116,511
Telecommunications — 0.0%
1,029	Crown Castle International Corp., (PIK)	$59,682
	Total Convertible Preferred Stocks (identified cost, $158,111)	$176,193
Closed-End Investment Companies — 2.3%
Shares	Security	Value
150,400	BlackRock Floating Rate Income Strategies Fund II, Inc.	$2,847,072
52,200	BlackRock Floating Rate Income Strategies Fund, Inc.	1,004,328
343,600	First Trust / Four Corners Senior Floating Rate Income Fund II	6,463,116
505,500	ING Prime Rate Trust	3,907,515
162,500	LMP Corporate Loan Fund, Inc.	2,379,000
	Total Closed-End Investment Companies (identified cost, $15,810,176)	$16,601,031

Short-Term Investments — 6.0%
Description	Interest (000's omitted)	Value
Investment in Cash Management Portfolio, 4.73%(6)	42,887	$42,886,594

Total Short-Term Investments (identified cost, $42,886,594)	$42,886,594
Total Investments — 164.5% (identified cost, $1,156,889,682)	$1,165,803,112
Less Unfunded Loan Commitments — (1.5)%	$(10,906,976)
Net Investments — 163.0% (identified cost, $1,145,982,706 )	$1,154,896,136
Other Assets, Less Liabilities — (1.6)%	$(11,000,024)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (61.4)%	$(435,121,177)
Net Assets Applicable to Common Shares — 100.0%	$708,774,935

EUR - Euro

GBP - British Pound

PIK - Payment-In-Kind.

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate as of May 31, 2007 of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded loan commitments. See Note 1E for description.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2007, the aggregate value of the securities is $30,588,215 or 4.3% of the Fund's net assets.

(5)  Non-income producing security.

(6)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of May 31, 2007.

(7)  This Senior Loan will settle after May 31, 2007, at which time the interest rate will be determined.

(8)  Defaulted security. Currently the issuer is in default with respect to interest payments.

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of May 31, 2007

Assets
Unaffiliated investments, at value (identified cost, $1,103,096,112)	$1,112,009,542
Affiliated investment, at value (identified cost, $42,886,594)	42,886,594
Cash	10,812,048
Foreign currency, at value (identified cost, $4,121,266)	4,123,258
Receivable for investments sold	1,617,287
Receivable from the transfer agent	288,203
Dividends and interest receivable	10,520,751
Interest receivable from affiliated investment	170,081
Receivable for open swap contracts	50,944
Other assets	93,620
Total assets	$1,182,572,328
Liabilities
Payable for investments purchased	$37,948,320
Payable to affiliate for investment advisory fees	517,822
Payable for open forward foreign currency contracts	9,062
Payable to affiliate for Trustees' fees	3,600
Accrued expenses	197,412
Total liabilities	$38,676,216
Auction preferred shares (17,400 shares outstanding) at liquidation value plus cumulative unpaid dividends	$435,121,177
Net assets applicable to common shares	$708,774,935
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 37,340,553 shares issued and outstanding	$373,406
Additional paid-in capital	706,893,344
Accumulated net realized loss	(8,349,019)
Accumulated undistributed net investment income	845,261
Net unrealized appreciation	9,011,943
Net assets applicable to common shares	$708,774,935
Net Asset Value Per Common Share
($708,774,935 ÷ 37,340,553 common shares issued and outstanding)	$18.98

Statement of Operations

For the Year Ended
May 31, 2007

Investment Income
Interest	$86,452,752
Dividends	1,781,606
Interest income allocated from affiliated investment	968,144
Expenses allocated from affiliated investment	(92,557)
Total investment income	$89,109,945
Expenses
Investment adviser fee	$8,458,132
Trustees' fees and expenses	21,430
Preferred shares remarketing agent fee	1,087,499
Custodian fee	308,092
Legal and accounting services	163,200
Printing and postage	120,541
Transfer and dividend disbursing agent fees	67,169
Miscellaneous	109,632
Total expenses	$10,335,695
Deduct — Reduction of custodian fee	$18,951
Reduction of investment adviser fee	2,279,446
Total expense reductions	$2,298,397
Net expenses	$8,037,298
Net investment income	$81,072,647
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions	$649,475
Swap contracts	64,621
Foreign currency and forward foreign currency exchange contract transactions	(102,274)
Net realized gain	$611,822
Change in unrealized appreciation (depreciation) — Investments	$3,651,064
Swap contracts	53,720
Foreign currency and forward foreign currency exchange contracts	47,569
Net change in unrealized appreciation (depreciation)	$3,752,353
Net realized and unrealized gain	$4,364,175
Distributions to preferred shareholders
From net investment income	$(22,401,971)
Net increase in net assets from operations	$63,034,851

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended May 31, 2007	Year Ended May 31, 2006
From operations — Net investment income	$81,072,647	$68,374,908
Net realized gain (loss) from investment transactions, swaps contracts, and foreign currency and forward foreign currency exchange contract transactions	611,822	(2,090,940)
Net change in unrealized appreciation (depreciation) from investments, swaps contracts, and foreign currency and forward foreign currency exchange contracts	3,752,353	5,161,460
Distributions to preferred shareholders — From net investment income	(22,401,971)	(17,268,274)
Net increase in net assets from operations	$63,034,851	$54,177,154
Distributions to common shareholders — From net investment income	$(60,312,520)	$(51,727,154)
Total distributions to common shareholders	$(60,312,520)	$(51,727,154)
Capital share transactions — Reinvestment of distributions to common shareholders	$877,895	$—
Total increase in net assets from capital share transactions	$877,895	$—
Net increase in net assets	$3,600,226	$2,450,000
Net Assets Applicable to Common Shares
At beginning of year	$705,174,709	$702,724,709
At end of year	$708,774,935	$705,174,709
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$845,261	$1,442,095

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
	2007(1)		2006(1)		2005(1)(2)
Net asset value — Beginning of year (Common shares)	$18.910		$18.840		$19.100	(3)
Income (loss) from operations
Net investment income	$2.174		$1.833		$1.101
Net realized and unrealized gain (loss)	0.114		0.087		(0.055)
Distributions to preferred shareholders from net investment income	(0.601)		(0.463)		(0.209)
Total income from operations	$1.687		$1.457		$0.837
Less distributions to common shareholders
From net investment income	$(1.617)		$(1.387)		$(0.952)
Total distributions to common shareholders	$(1.617)		$(1.387)		$(0.952)
Preferred and Common shares offering costs charged to paid-in capital	$—		$—		$(0.027)
Preferred Shares underwriting discounts	$—		$—		$(0.118)
Net asset value — End of year (Common shares)	$18.980		$18.910		$18.840
Market value — End of year (Common shares)	$19.480		$17.950		$18.070
Total Investment Return on Net Asset Value	9.45	%(4)	8.50	%(4)	3.72	%(5)
Total Investment Return on Market Value	18.34	%(4)	7.38	%(4)	(0.52	)%(5)

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
	2007(1)	2006(1)	2005(1)(2)
Ratios/Supplemental Data†
Net assets applicable to common shares, end of year (000's omitted)	$708,775	$705,175	$702,725
Ratios (As a percentage of average net assets applicable to common shares):
Expenses before custodian fee reduction(6)	1.14%	1.15%	1.04	%(7)
Expenses after custodian fee reduction(6)	1.14%	1.15%	1.04	%(7)
Net investment income(6)	11.50%	9.67%	6.26	%(7)
Portfolio Turnover	58%	51%	100%
† The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (As a percentage of average total net assets):
Expenses before custodian fee reduction(6)	0.71%	0.71%	0.70	%(7)
Expenses after custodian fee reduction(6)	0.71%	0.71%	0.70	%(7)
Net investment income(6)	7.11%	5.99%	4.24	%(7)
Senior Securities:
Total preferred shares outstanding	17,400	17,400	17,400
Asset coverage per preferred share(8)	$65,741	$65,535	$65,396
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, June 29, 2004, to May 31, 2005.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested. Total investment return on net asset value and total return on market value are not computed on an annualized basis.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(7)  Annualized.

(8)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Eaton Vance Floating-Rate Income Trust (the Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company. The Fund, which was organized as a Massachusetts business trust on April 28, 2004, seeks to provide a high level of current income. The Fund will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income. The Fund pursues its objectives by investing primarily in senior, secured floating rate loans (Senior Loans). The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Fund's investment adviser, Eaton Vance Management (EVM), under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Fair value determinations are made by the portfolio managers of a fund based on information available to such managers. The portfolio managers of other funds and portfolios managed by Eaton Vance that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds and portfolios managed by Eaton Vance that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. The value of interest rate swaps will be based on dealer quotations. Short-term obligations which mature in sixty days or less are valued at amortized cost, which approximates value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Over-the-counter options are valued at the mean between the bid and the asked price provided by dealers. Foreign exchange rates for foreign exchange forward contracts and for the translation of non-U.S. dollar-denominated investments into U.S. dollars are obtained from a pricing service. Credit default swaps are valued by the broker-dealer (usually the counterparty to the agreement). Marketable securities listed on the NASDAQ Global or Global Select Market System are valued at the NASDAQ official closing price. Financial futures contracts listed on the commodity exchanges and options thereon are valued at closing settlement prices. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment as to the value of a foreign equity security.

The Fund may invest in Cash Management Portfolio (Cash Management) an affiliated investment company managed by Boston Management and Research (BMR), a wholly-owned subsidiary of EVM. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At May 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryover of $7,183,407 which will reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on May 31, 2013 ($1,477,364), May 31, 2014 ($5,274,046) and May 31, 2015 ($431,997).

Additionally, at May 31, 2007, the Fund had net capital losses of $857 attributable to security transactions incurred after October 31, 2006. These losses are treated as arising on the first day of the Fund's following taxable year.

D  When-Issued Securities and Delayed Delivery Transactions — Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Fund instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

E  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

F  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

G  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Effective July 2, 2007, the parent company of IBT was acquired by State Street Corporation. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

H  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

K  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

L  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit an amount (initial margin) either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Fund.

If the Fund enters into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Fund's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

M  Reverse Repurchase Agreements — The Fund may enter into reverse repurchase agreements. Under such an agreement, the Fund temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Fund agrees to repurchase the security at an agreed-upon price and time in the future. The Fund may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Fund's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Fund. The securities underlying such agreements continue to be treated as owned by the Fund and remain in the Portfolio of Investments. Interest charged on amounts borrowed by the Fund under reverse repurchase agreements is accrued daily.

N  Total Return Swaps — The Fund may enter into swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. In a total return swap, the Fund makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Fund receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. However, the Fund does not anticipate nonperformance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

O  Credit Default Swaps — The Fund may enter into credit default swap contracts for risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the counterparty may be unable to fulfill the transaction.

P  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Q  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

R  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

  2  Auction Preferred Shares

The Fund issued 3,480 shares of Auction Preferred Shares (APS) Series A, 3,480 shares of APS Series B,

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

3,480 shares of APS Series C, 3,480 shares of APS Series D, and 3,480 shares of APS Series E on September 16, 2004 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends on the APS Series A, Series B, and Series C, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset every 7 days thereafter by an auction. Dividends on the APS Series D and Series E, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset every 28 days thereafter by an auction. Dividend rates ranged from 4.62% to 5.32% for Series A shares, 4.60% to 5.30% for Series B shares, 4.48% to 5.31% for Series C shares, 5.00% to 5.30% for Series D shares, and 5.00% to 5.25% for Series E shares.

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the 1940 Act. The Fund pays an annual fee equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

  3  Distribution to Shareholders

The Fund intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute net capital gain, if any. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the APS is generally seven or twenty-eight days. The applicable dividend rate for the APS on May 31, 2007 was 5.00%, 5.05%, 5.10%, 5.20%, and 5.09%, for Series A, Series B, Series C, Series D, and Series E Shares, respectively. For the year ended May 31, 2007, the Fund paid dividends to APS amounting to $4,423,020, $4,403,754, $4,427,704, $4,589,111and $4,558,382 for Series A, Series B, Series C, Series D, and Series E Shares, respectively, representing an effective average annual APS dividend rate for such period of 5.084%, 5.062%, 5.089%, 5.275%, and 5.240%, respectively.

The Fund distinguishes between distributions on a tax basis and those on a financial reporting basis. Accounting principals generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital.

The tax character of the distributions declared for the years ended May 31, 2007 and May 31, 2006 were as follows:

	Year Ended May 31, 2007	Year Ended May 31, 2006
Distributions declared from:
Ordinary Income	$82,714,491	$68,995,428

During the year ended May 31, 2007, accumulated undistributed net investment income was increased by $1,045,010, accumulated net realized loss was increased by $440,537 and paid-in capital was decreased by $604,473 due primarily to differences between book and tax accounting for amortization/accretion, foreign currency transactions, swap contracts and partnerships. This change had no effect on net assets or net asset value per share.

At May 31, 2007, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed income	$32,094
Unrealized gain	$8,660,355
Capital loss carryforwards	$(7,183,407)
Post October capital loss	$(857)

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

  4  Investment Adviser Fee and Other Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund. EVM currently receives no compensation for providing administrative services to the Fund. The investment adviser fee is earned by EVM, as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount equal to 0.75% annually of average daily gross assets of the Fund. The portion of the advisory fees payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's advisory fees. For the year ended May 31, 2007, the Fund's advisory fee totaled $8,547,910 of which $89,778 was allocated from Cash Management and $8,458,132 was paid or accrued directly by the Fund.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% of the average daily gross assets of the Fund for the first five full years of the Fund's operations, 0.15% of average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. For the year ended May 31, 2007, EVM waived $2,279,446 of its advisory fee.

Certain officers and Trustees of the Fund are officers of the above organization.

  5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns, aggregated $646,674,875 and $642,749,948 respectively, for the year ended May 31, 2007.

  6  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Year Ended May 31,
	2007	2006
Issued to shareholders electing to receive payments of distributions in Fund shares	46,282	—
Net increase	46,282	—

  7  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at May 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,146,334,294
Gross unrealized appreciation	$9,761,391
Gross unrealized depreciation	(1,199,549)
Net unrealized appreciation	$8,561,842

The net unrealized appreciation on foreign currency, and forward foreign currency exchange contracts and swap contracts at May 31, 2007 on a federal income tax basis was $98,513.

  8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, financial futures contracts, and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at May 31, 2007 is as follows:

Forward Foreign Currency Exchange Contracts
Sales
Settlement Date	Deliver	In exchange for	Net Unrealized Appreciation (Depreciation)
6/29/07	Euro 23,626,368	United States Dollar 31,801,559	$(19,845)
6/29/07	British Pound 8,190,563	United States Dollar 16,209,696	10,783
			$(9,062)

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Credit Default Swaps
Notional Amount	Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
700,000 USD	3/20/2009	Agreement with Lehman Brothers Special Financing, Inc. dated 9/24/2004 whereby the Fund will receive 2.30% per year times the notional amount. The Fund makes payment only upon a default event on underlying loan assets (13 in total, each representing 7.69% of the notional value of the swap).	$(9,914)
2,000,000 USD	3/20/2010	Agreement with Lehman Brothers Special Financing, Inc. dated 3/15/2005 whereby the Fund will receive 2.20% per year times the notional amount. The Fund makes payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Inergy, L.P.	$60,858

At May 31, 2007, the Fund had sufficient cash segregated to cover potential obligations arising from forward foreign currency exchange contracts and open swap contracts.

  9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

  10  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Floating-Rate Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Income Trust (the "Fund"), including the portfolio of investments, as of May 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from the start of business, June 29, 2004, to May 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and Senior Loans owned as of May 31, 2007, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Income Trust as of May 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from the start of business, June 29, 2004, to May 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 17, 2007

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

OTHER MATTERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on March 23, 2007. The following action was taken by the shareholders:

Item 1: The election of Lynn A. Stout, Norton H. Reamer and Ralph F. Verni as Class III Trustees of the Fund for a three-year term expiring in 2010. Mr. Reamer was designated the Nominee to be elected solely by APS shareholders:

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld
Lynn A. Stout	33,240,167	399,311
Ralph F. Verni	33,236,976	402,502
Nominee for Trustee	Number of Shares
Elected by APS Shareholders	For	Withheld
Norton H. Reamer	14,062	123

Eaton Vance Floating-Rate Income Trust as of May 31, 2007

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding exempt-interest dividends.

Eaton Vance Floating-Rate Income Trust

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Floating-Rate Income Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Floating-Rate Income Trust
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

Number of Shareholders

As of May 31, 2007, our records indicate that there are 16 registered shareholders and approximately 29,392 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFT.

Eaton Vance Floating-Rate Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the

Eaton Vance Floating-Rate Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Floating-Rate Income Trust (the "Fund") and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating-rate loans. The Board noted the experience of the Adviser's 30 bank loan investment professionals and other personnel who provide services to the Fund, including five portfolio managers and 17 analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the year ended September 30, 2006 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Eaton Vance Floating-Rate Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fee and total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Floating-Rate Income Trust

MANAGEMENT AND ORGANIZATION

Trust Management. The Trustees of Eaton Vance Floating-Rate Income Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/19/41	Trustee and Vice President	Until 2008. 3 years. Trustee since 2004	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV and EVD. Trustee and/or officer of 177 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	177	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2008. 3 years. Trustee since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	177	None

Allen R. Freedman 4/3/40	Trustee	Until 2009. 3 years. Trustee since 2007	Former Chairman and Chief Excecutive Officer of Assurant, Inc. (insurance provider) (1978-2000).	174	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Until 2009. 3 years. Trustee since 2004	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2009. 3 years. Trustee since 2004	Professor of Law, Georgetown University Law Center .	177	None

Norton H. Reamer 9/21/35	Trustee	Until 2010. 3 years. Trustee since 2004	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	177	None

Lynn A. Stout 9/14/57	Trustee	Until 2010. 3 years. Trustee since 2004	Professor of Law, University of California at Los Angeles School of Law.	177	None

Eaton Vance Floating-Rate Income Trust

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Ralph F. Verni 1/26/43	Trustee and Chairman of the Board	Until 2010. 3 years. Trustee since 2005 and Chairman of the Board since 2007	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Fund and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 8/13/56	President	Since 2004	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Thomas E. Faust Jr. 5/31/58	Vice President	Since 2004	President of EVC, EVM, BMR, and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Trustee and/or Officer of 169 registered investment companies and 5 private investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2004	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on March 29, 2007.

Investment Adviser and Administrator of Eaton Vance Floating-Rate Income Trust
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank & Trust Co.

225 Franklin Street
Boston, MA 02110

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Floating-Rate Income Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 800-225-6265.

2224-7/07  CE-FLRINCSRC

Item 2.  Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3.  Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4.  Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended May 31, 2006 and May 31, 2007 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such periods.

Eaton Vance Floating Rate Income Trust

Fiscal Years Ended	5/31/06	5/31/07

Audit Fees	$67,140	$73,820

Audit-Related Fees(1)	$3,640	$3,675

Tax Fees(2)	$6,405	$8,100

All Other Fees(3)	$0	$0

Total	$77,185	$85,595

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed upon procedures relating to the registrant’s auction preferred shares.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                 All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended May 31, 2006 and the fiscal year ended May 31, 2007; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	5/31/06	5/31/07

Registrant	$10,045	$11,775

Eaton Vance(1)	$90,600	$78,500

Total	$100,645	$90,275

(1)                                  The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Heidi L. Steiger, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6.  Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Scott H. Page, Payson F. Swaffield, Michael W. Weilheimer and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks.  Messrs. Page, Swaffield and Weilheimer are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is co-head of Eaton Vance’s Senior Loan Group.  Mr. Swaffield has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR.  Along with Mr. Page, he is co-head of Eaton Vance’s Senior Loan Group.  Mr. Weilheimer has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR.  He is head of Eaton Vance’s Non-Investment Grade Bond Group.  This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Scott H. Page
Registered Investment Companies	13	$16,549.0	0	$0
Other Pooled Investment Vehicles	8	$5,882.9	7	$3,143.8
Other Accounts	2	$1,027.3	0	$0

Payson F. Swaffield
Registered Investment Companies	13	$16,549.0	0	$0
Other Pooled Investment Vehicles	8	$5,882.9	7	$3,143.8
Other Accounts	2	$1,027.3	0	$0

Michael W. Weilheimer
Registered Investment Companies	7	$7,516.2	0	$0
Other Pooled Investment Vehicles	12	$1,056.3	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Scott H. Page	$50,001-$100,000
Payson F. Swaffield	$50,001-$100,000
Michael W. Weilheimer	None

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  Eaton Vance Management has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10.  Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11.  Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Income Trust

By:	/s/Payson F. Swaffield
Payson F. Swaffield
President

Date:	July 10, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	July 10, 2007

By:	/s/Payson F. Swaffield
Payson F. Swaffield
President

Date:	July 10, 2007